LONGLEAF PARTNERS FUNDS®
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2011

LONGLEAF PARTNERS FUND (TICKER: LLPFX)
LONGLEAF PARTNERS SMALL-CAP FUND (TICKER: LLSCX)
LONGLEAF PARTNERS INTERNATIONAL FUND (TICKER: LLINX)
Series of
LONGLEAF PARTNERS FUNDS TRUST

Managed by
Southeastern Asset Management, Inc.
6410 Poplar Avenue; Suite 900
Memphis, TN 38119

TELEPHONE (800) 445-9469; www.longleafpartners.com

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2011, IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF LONGLEAF PARTNERS FUNDS TRUST, DATED MAY 1, 2011, WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST BY CALLING (800) 445-9469.

LONGLEAF PARTNERS FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

LONGLEAF PARTNERS FUND
LONGLEAF PARTNERS SMALL-CAP FUND
LONGLEAF PARTNERS INTERNATIONAL FUND

FUND HISTORY

Organization.  Longleaf Partners Funds Trust was organized on November 26, 1986 as a Massachusetts business trust under the name Southeastern Asset Management Value Trust. Its name was changed to Longleaf Partners Funds Trust on August 2, 1994. Its existing series or Funds and the dates of their initial public offerings are as follows:

Longleaf Partners Fund (known as Southeastern Asset Management Value Trust prior to August 2, 1994) — Initial public offering — April 8, 1987.

Longleaf Partners Small-Cap Fund (known as Southeastern Asset Management Small-Cap Fund prior to August 2, 1994) — Initial public offering — February 21, 1989; closed to new investors, effective July 31, 1997.

Longleaf Partners International Fund — Initial public offering — October 26, 1998.

Significance of Fund Names.  The name “Longleaf,” derived from the longleaf pine, a majestic, sturdy tree indigenous to the southeastern United States, represents the qualities of strength and endurance. A second element of the name is the word “Partners.” In selecting portfolio investments, Southeastern Asset Management, Inc. (“Southeastern”), the Funds’ Investment Counsel, seeks corporate managers who we believe would make exemplary long-term business partners. They should be properly incented, ownership vested, honest, shareholder oriented, operationally competent individuals who are capable of allocating corporate resources intelligently. The Funds endeavor to be supportive long-term “partners” with management of the companies in the portfolios. Correspondingly, Southeastern’s own partners, other personnel, and relatives, are major investors in the Funds. Management considers itself a “partner” with Fund shareholders in seeking long-term capital growth. The Funds desire loyal, long-term investors as shareholders who view themselves as “partners” with Fund management.

INVESTMENT OBJECTIVES AND POLICIES

Longleaf Partners Funds Trust is an open-end, management investment company with three series or Funds. Each series is operated as a separate mutual fund with its own particular investment objective. The investment objectives and general investment policies of each Fund are as follows:

Longleaf Partners Fund

Investment Objective — Long-term capital growth.
Investment Policy — Invests primarily in equity securities of mid and large-cap companies.

Longleaf Partners Small-Cap Fund

Investment Objective — Long-term capital growth.
Investment Policy — The Small-Cap Fund normally invests at least 80% of net assets plus any borrowings for investment purposes in the equity securities, including convertible securities, of a limited number of companies whose market capitalizations at the time of purchase are considered small cap.

Longleaf Partners International Fund

Investment Objective — Long-term capital growth through investment primarily in equity securities of international or non-U.S. issuers.
Investment Policy — Invests at least 65% of total assets in the equity securities of international or non-U.S. issuers domiciled or operating primarily in at least three countries other than the United States.

CLASSIFICATION OF INVESTMENT OBJECTIVES AND RESTRICTIONS

The Funds have adopted certain investment objectives and restrictions as “fundamental.” Those investment objectives and restrictions cannot be changed without approval of a majority of the outstanding voting securities. Under the Investment Company Act of 1940, “approval of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the particular Fund or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The investment objectives of the Partners and Small-Cap Funds are fundamental. The investment objective of the International Fund is non-fundamental. The investment policies of all of the Funds, shown in the prior section, are not fundamental. In addition, as described in more detail in the following sections, certain investment restrictions are not fundamental. Non-fundamental investment objectives, policies, and restrictions may be changed by the respective Boards of Trustees without shareholder approval.

Shareholders of the Small-Cap Fund will be provided with at least 60 days prior written notice of any change to the Investment Policy set forth above. The Board of Trustees may, however, change the definition of small cap without prior notice if it concludes such a change is appropriate. Currently, a company will be considered small cap if its market capitalization at the time of purchase is within the range of companies in the Russell 2000 Index, the S&P Small-Cap 600 Index, or the Dow Jones Wilshire US Small-Cap Index during the most recent 12-month period (based on month-end data). This capitalization range will change over time.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. The restriction on investing in illiquid securities is monitored on an ongoing basis.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Non-Diversification.  The Funds are all classified as “non-diversified” under the federal securities laws. As a result, there are no diversification requirements under the Investment Company Act of 1940 or any other securities laws.

Internal Revenue Code Diversification Standards.  The Partners Fund and the Small-Cap Fund have adopted as fundamental policy the diversification standards of the Internal Revenue Code which apply to regulated investment companies. The International Fund expects to apply these diversification standards but has not adopted them as fundamental policy.

Under the diversification standards of the Internal Revenue Code, a mutual fund has two “baskets” or groups of holdings — a diversified basket, which must comprise at least 50% of its total assets and a non-diversified basket, which includes the remainder of its assets. Within the diversified basket, consisting of at least 50% of a Fund’s total assets, a Fund may not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities issued by other registered investment companies or the U.S. Government, and its agencies or instrumentalities. With respect to the remainder of its assets, a Fund may not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other registered investment companies), or invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls (as defined by the Internal Revenue Code) and which are engaged in the same or similar trades or businesses or related trades or businesses.

Industry Concentration.  The Partners Fund and Small-Cap Fund may not invest 25% or more of the value of their total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. Corporate commercial paper will not be used to concentrate investments in a single industry.

For purposes of defining what constitutes a single industry for purposes of the restriction applying to these Funds, each Fund will use the definitions for industries as set forth in the latest edition of the North American Industry Classification System (“NAICS”) or other publicly available information. Industry category groupings shown in the Funds’ printed financial reports sent to shareholders may contain more than one Industry Code, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single NAICS industry category.

Other Investment Restrictions.  The Funds have adopted other investment restrictions designated as fundamental, which cannot be changed without shareholder approval. The fundamental investment restrictions of the Partners and Small-Cap Funds are identical; the fundamental restrictions of the International Fund, formed in 1998, are phrased differently, and its fundamental restrictions are shown separately.

FUNDAMENTAL INVESTMENT RESTRICTIONS FOR PARTNERS AND
SMALL-CAP FUNDS

Except as specifically authorized, the Partners Fund and the Small-Cap Fund each may not:

•	Borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities. The Funds do not currently intend to enter reverse repurchase agreements, which would be viewed as borrowing.

•	Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

•	Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

•	Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

•	Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

•	Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements (without limit), and by the purchase of debt securities, all in accordance with its investment policies.

FUNDAMENTAL INVESTMENT RESTRICTIONS FOR THE INTERNATIONAL FUND

The International Fund has adopted the following investment restrictions as fundamental. The text of the fundamental restriction is set forth in bold type; any comments following these fundamental restrictions are explanatory only and are not fundamental.

•	Industry Concentration. The Fund will not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any one industry except as permitted by the Securities and Exchange Commission.

Comment. The present position of the staff of the Division of Investment Management of the Securities and Exchange Commission is that a mutual fund will be deemed to have concentrated its investments in a particular industry if it invests 25% or more of its total assets in securities of companies in any single industry. This restriction does not apply to obligations issued or guaranteed by the United States Government and its agencies or instrumentalities or to cash equivalents. The Fund will comply with this position but will be able to use a different percentage of assets without seeking shareholder approval if the SEC should subsequently allow investment of a larger percentage of assets in a single industry. Such a change will not be made without providing prior notice to shareholders.

•	Senior Securities. The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation under the Act.

Comment. Generally, a senior security is an obligation of a Fund which takes precedence over the claims of fund shareholders. The Investment Company Act generally prohibits a fund from issuing senior securities, with limited exceptions. Under SEC staff interpretations, funds may incur certain obligations (for example, to deliver a non-U.S. currency at a future date under a forward foreign currency contract) which otherwise might be deemed to create a senior security, provided the fund maintains a segregated account containing liquid securities having a value at least equal to the future obligations.

•	Borrowing. The Fund may not borrow money, except as permitted by applicable law.

Comment. In general, a fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), (ii) a fund may borrow up to 5% of its total assets for temporary or emergency purposes, (iii) a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings (and then only up to 33 1/3% of its assets, as described above) or, to the extent permitted by the Fund’s investment policies as set forth in its current prospectus and statement of additional information, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Funds do not currently intend to enter reverse repurchase agreements, which would be viewed as borrowing.

•	Underwriting. The Fund may not act as an underwriter of securities issued by others, except insofar as the Fund may be deemed an underwriter in connection with the disposition of portfolio securities.

Comment. Generally, a mutual fund may not be an underwriter of securities issued by others. However, an exception to this restriction enables the Fund to sell securities held in its portfolio, usually securities which were acquired in unregistered or “restricted” form, even though it otherwise might technically be classified as an underwriter under the federal securities laws in making such sales.

•	Commodities. The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts, but this restriction shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

Comment. The Fund has the ability to purchase and sell (write) put and call options and to enter into futures contracts and options on futures contracts for hedging and risk management and for other non-hedging purposes. Examples of non-hedging risk management strategies include increasing a Fund’s exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries and effectively increasing the duration of a bond portfolio by purchasing futures contracts on fixed income securities. Hedging and risk management techniques, unlike other non-hedging derivative strategies, are not intended to be speculative but, like all leveraged transactions, involve the possibility of gains as well as losses that could be greater than the purchase and sale of the underlying securities.

•	Lending. The Fund may not make loans to other persons except through the lending of securities held by it as permitted by applicable law (up to 1/3 of net assets), through the use of repurchase agreements (without limit), and by the purchase of debt securities, all in accordance with its investment policies.

•	Real Estate. The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All of the funds have also adopted the following non-fundamental investment restriction, which may be changed in the discretion of the Board of Trustees, without prior shareholder approval. Except as specifically authorized, the Funds may not:

•	Hold “illiquid” securities, including repurchase agreements maturing in more than seven days, in excess of 15% of the Fund’s net assets. The Funds generally do not consider securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 to be illiquid.

ADDITIONAL INFORMATION ABOUT TYPES OF INVESTMENTS
AND INVESTMENT TECHNIQUES

Repurchase Agreements.  An acceptable investment for cash reserves, a repurchase agreement is an instrument under which a Fund purchases securities issued by the U.S. Government or its agencies or other securities from a vendor or counterparty with an agreement by the counterparty to repurchase the security at the same price, plus interest, at a specified rate. The security is held by the Fund as collateral for the repurchase obligation. Under certain circumstances, repurchase agreements may be viewed as loans. Repurchase agreements for Treasury securities may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. Government or agency securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, Southeastern Asset Management, Inc. (“Southeastern”) as Investment Counsel will evaluate and monitor the credit worthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants.  Each of the Funds may invest in warrants for the purchase of equity securities at a specific price for a stated period of time. Warrants may be considered more speculative than other types of investments in that they do not entitle a holder to dividends or voting rights for the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Real Estate Investment Trusts.  REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

Futures Contracts.  Primarily for hedging purposes, the Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time one of the Funds purchases a futures contract, an amount of cash, U.S. Government securities, or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s Custodian. When writing a futures contract, the Fund will maintain with the Custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” the position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

Options on Securities and Stock Indices.  The Funds may write put and call options and purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Funds may write a call or put option where they (i) own or are short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) do not own or are not short such security (sometimes referred to as a “naked option”).

However, the Funds may write a call or put option only if the option meets the coverage requirements of Section 18 of the Investment Company Act of 1940 and the rules thereunder, as further interpreted by the Securities and Exchange Commission. Pursuant to these requirements, a call option on a security written by one of the Funds is covered if the Fund owns the underlying security subject to the call, has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio, or the call is otherwise covered with assets held in a segregated account. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, liquid securities or money market instruments in a segregated account with its Custodian. A put option on a security written by the Fund is covered if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may cover call options on stock indices through a segregated account or by owning securities whose price changes, in the opinion of Southeastern, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may cover put options on stock indices by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund’s stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund’s security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

Foreign Currency Contracts.  As a method of hedging against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on non-U.S. currencies, as described below. The Funds may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

As part of the investment decision process, a Fund may enter into forward foreign currency exchange contracts (“forward contracts”) to seek to minimize the exposure from a change in the relationship between the U.S. dollar and non-U.S. currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency in order to “lock in” the U.S. dollar price of the security. The Funds will segregate cash, cash equivalents or liquid securities sufficient to cover any commitments under these contracts. The segregated account will be marked-to-market daily. Each Fund may seek to hedge the non-U.S. currency exposure risk to the full extent of its investment in non-U.S. securities, but there is no requirement that all non-U.S. securities be hedged against non-U.S. currency exposure. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and non-U.S. currencies or, considered separately, may produce a loss.

A Fund may purchase and write put and call options on non-U.S. currencies for the purpose of protecting against declines in the dollar value of non-U.S. portfolio securities and against increases in the dollar cost of non-U.S. securities to be acquired. As with other kinds of options, however, the writing of an option on non-U.S. currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell non-U.S. currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on non-U.S. currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of non-U.S. currencies (“foreign currency futures”). This investment technique may be used to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the particular Fund’s portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the Investment Counsel’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Lending of Portfolio Securities.  The Funds may from time to time lend portfolio securities to brokers or dealers, banks and other institutional investors and receive collateral in the form of United States Government obligations or money market funds. Under current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, and will not be used to leverage the portfolio. In determining whether to lend securities to a particular broker/dealer or financial institution, Southeastern will consider all relevant facts and circumstances, including the credit-worthiness of the broker or financial institution, as well as income available to the Funds. If the borrower should fail to return the loaned securities, the particular Fund could use the collateral to acquire replacement securities, but could be deprived of immediate access to such assets for the period prior to such replacement. The Funds may pay reasonable fees in connection with such a loan of securities. The Funds will not lend portfolio securities in excess of one-third of the value of total assets, nor will the Funds lend portfolio securities to any officer, director, trustee, employee of affiliate of the Funds or Southeastern. While voting rights may pass with the securities on loan, the Funds’ Trustees maintain a fiduciary duty to recall such securities in the event of a vote material to the investment, and any agreement to lend the Funds’ securities will permit the exercise of such a recall.

Swaps.  The Funds may enter into swaps involving interests in securities, indexes, currencies, and other market factors in amounts deemed appropriate by the Funds’ Trustees. Most swap agreements are currently traded over-the-counter. In a standard swap transaction, two parties agree to exchange the returns (or differences in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

The Funds may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations or volatility in other market factors, as a duration management technique, or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.

These transactions may also be used to obtain long or short exposure to the performance of a security or issuer without direct purchases or short sales.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event with respect to a reference issuer or asset. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets, or an index of issuers or assets, each known as the “reference entity” or “underlying asset.” A Fund may act as either the buyer or seller of a credit default swap. A Fund may enter into an unhedged credit default swap, in which it buys credit default protection on a reference entity without owning the underlying asset or assets issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, leveraging, counterparty and operational risk.

Credit default swaps allow a Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make payments when due. If a Fund is the credit default protection seller, the Fund will experience a loss if the credit of the reference entity or underlying asset deteriorates and a credit event occurs. If a Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller and bears the risk that the investment might expire worthless if the credit event does not occur. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset to an extent by the premium payments the Fund receives as the seller of credit default protection.

A Fund will segregate liquid assets in an amount sufficient to cover the sum of its periodic payment obligations when it is the buyer of a credit default swap. In cases where a Fund is a seller, the Fund will segregate liquid assets sufficient to cover its obligation upon a credit event.

Swaps have risks associated with them, including illiquidity and the risk that the use of a swap could result in losses greater then if the swap had not been employed. If a Fund sells a credit default swap, it effectively adds leverage to its portfolio and will be subject to leveraging risk because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. In addition, if the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit counterparty risk, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC has also investigated allegations of price manipulation in certain commodity markets. Congress has passed legislation that would require regulatory agencies to develop rules imposing limits on certain derivatives activities. It is possible that this could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments.

Short Sales.  The Funds may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, a Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as short term capital gain or loss.

Since short selling can result in profits when stock prices generally decline, the Funds can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. When a portfolio company has a subsidiary which is partially publicly held, a short sale of the subsidiary’s shares can be used as a partial hedge to protect the value of the portfolio holding. However, the Funds could, at any given time, suffer both a loss on the purchase or retention of one security, if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. To the extent that in a generally rising market a Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales.

Convertible Securities.  Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment and a Fund in turn assumes credit risk associated with the convertible note.

When-Issued, Delayed Delivery and Forward Commitment Transactions.  A Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will either (i) segregate until the settlement date assets determined to be liquid in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enter into an offsetting contract for the forward sale of securities of equal value that it owns. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.

A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Other Investment Companies.  The Funds may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies.

A Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when portfolio management believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some non-U.S. countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers.

As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectus and herein.

U.S. Government Securities.  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility that is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. Both the liquidity backstop and the mortgage-backed securities purchase program expired December 31, 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Fixed Income Securities.  Fixed Income securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. A Fund could lose money on an investment in a fixed income security if the issuer or guarantor of the security is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations.

Fixed income securities are also subject to interest rate risk, which is the risk that they will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a

Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

High Yield Securities.  The Funds may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the portfolio management to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included “Table of Bond and Preferred Stock Ratings” below.

Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of portfolio management it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect a Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Loan Participations and Assignments.  The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Borrowing and Leverage.  Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales of securities the Fund does not own, could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

PROXY VOTING

The Boards of Trustees have authorized Southeastern as the Funds’ investment manager to vote proxies relating to the Funds’ portfolio securities in accord with the Proxy Voting Policies and Procedures attached as Appendix A. Also the Funds make available information regarding how the Funds voted proxies for the most recent 12-month period ended June 30. The Funds make this information available on Form N-PX without charge by phone ((800) 445-9469, option 1), on the Funds’ website, and on the SEC’s website, www.sec.gov.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of a Fund’s portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Portfolio turnover cannot be accurately predicted. The Funds’ investment philosophy contemplates holding portfolio securities for the long term, and portfolio turnover usually should be less than 50%. Portfolio turnover rates in excess of 50% (or material increases from one year to the next) generally occur because companies in the portfolio are acquired by other companies or reach their appraised or intrinsic value during the year and are sold. The proceeds of these sales may then be applied to purchase new positions having a lower price to value ratio. There are no specific limits on portfolio turnover, and investments will be sold without regard to the length of time held when investment considerations support such action. Increases in turnover will generally involve greater transaction costs.

The portfolio turnover rates of the Funds for the past three years are as follows:

	2010	2009	2008

Partners Fund	36.72%	28.54%	29.68%
Small-Cap Fund	16.67	12.93	22.61
International Fund	27.80	20.15	43.94

DISCLOSURE OF PORTFOLIO HOLDINGS

Disclosure of Portfolio Holdings.  The portfolio holdings of the Funds are proprietary information and Southeastern’s Code of Ethics prohibits selective disclosure of portfolio holdings which have not been made public. Southeastern has adopted procedures designed to ensure that holdings are not released on a selective basis and to limit disclosure of the Funds’ holdings to routine regulatory filings and/or to service providers in the ordinary course of business as required to process transactions, subject in all cases to the requirements that there be a legitimate business purpose, and that the receiving party be subject to a duty of confidentiality and a duty not to trade on the information. The Funds’ Boards of Trustees have approved these procedures, and any material compliance matters arising under these procedures would be reported to the Boards by the Funds’ Chief Compliance Officer, who oversees their implementation. Southeastern does not receive compensation to disclose information on the Funds’ non-public portfolio holdings.

Information regarding portfolio holdings of the Longleaf Partners Funds may be disclosed to outside parties in a number of situations, including: 1) disclosure to the Funds’ custodian, State Street Bank and Trust, but only in connection with processing and/or reconciling transactions for the Funds; 2) disclosure to ISS, the Funds’ proxy voting agent, but only in connection with voting proxies for the Funds; 3) disclosure to brokers selected and/or considered by Southeastern’s trading department to execute transactions, but only in connection with the trading process, and the settlement and processing of transactions; 4) disclosure in connection with required U.S. and non-U.S. regulatory filings; 5) disclosure to accounting firms, law firms, or other professionals subject to a duty of confidentiality, and a duty not to trade on the non-public information; 6) information related to portfolio holdings may also be authorized for disclosure by the Funds’ Chief Compliance Officer only if permitted by law and if such disclosure is consistent with Southeastern’s fiduciary duty to Fund shareholders. Southeastern investment research (excluding portfolio holdings) may be shared by the analyst conducting that research as part of the investment due diligence process. Southeastern investment research may also be shared by Southeastern with existing and potential investors regarding holdings that have been publicly disclosed. In addition, Southeastern may provide other information to existing and potential investors and intermediaries working on behalf of such investors. Such information may consist of analytical information concerning a Fund’s portfolio as a whole, without naming specific holdings.

The Funds’ complete portfolio holdings are generally published with up to a 60 day lag following each fiscal quarter in the Funds’ quarterly reports sent to shareholders and posted on the Funds’ website. These holdings are also included in reports filed with the SEC on Form N-CSR or Form N-Q. The Funds’ top ten holdings as of the end of each fiscal quarter are also published on the Funds’ website, generally with up to a 45 day lag. Once a portfolio holding has been publicly disclosed in an approved regulatory filing, or on the Funds’ website, it is no longer subject to confidential treatment.

BOARDS OF TRUSTEES

Each of the Funds is operated by its Board of Trustees, which implements policies and Fund operations through officers or employees of Southeastern Asset Management, Inc. (“Southeastern”). Day to day portfolio management and fund administration are provided by Southeastern in its capacity as Investment Counsel and as Fund Administrator under contracts which must be renewed annually, as required by the Investment Company Act of 1940.

Length of Service
Name, Age		as Trustee
And Address	Positions Held With Funds	(Year Began)

Affiliated or Interested Trustees*

O. Mason Hawkins, CFA, (62) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee; Co-Portfolio Manager	Partners Fund Small-Cap Fund International Fund	1987 1989 1998

Margaret H. Child (55) 137 Marlborough St., #3 Boston, MA 02116	Trustee	Partners Fund Small-Cap Fund International Fund	2001 2001 2001

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr. (60) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap International Fund	1993 1993 1998

Daniel W. Connell, Jr. (62) 9009 Regency Square Blvd. Jacksonville, FL 32202	Trustee	Partners Fund Small-Cap Fund International Fund	1997 1997 1998

Rex M. Deloach (73) 154 County Road 231 Oxford, MS 38655	Trustee	Partners Fund Small-Cap Fund International Fund	2003 2003 2003

Steven N. Melnyk (63) 105 Virginia Street St. Simons Island, GA 31522	Trustee	Partners Fund Small-Cap Fund International Fund	1991 1991 1998

C. Barham Ray (64) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee	Partners Fund Small-Cap Fund International Fund	1992 1992 1998

Perry C. Steger (49) 1978 South Austin Avenue Georgetown, TX 78626	Chairman of the Board	Partners Fund Small-Cap Fund International Fund	2001 2001 2001

* Mr. Hawkins is a director and officer of Southeastern Asset Management, Inc. and as such is classified as an “interested” Trustee. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

The membership of each Board of Trustees is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving except for Rex M. Deloach were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

	Number of	Other
Principal Occupations	Portfolios	Directorships
During Past 5 Years	Overseen	During the Past 5 Years

Affiliated or Interested Trustees*

Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	3

Marketing Consultant since 2005; Chief Marketing Officer, Bingham McCutchen, LLP (1999-2004) (an international law firm); Director of Marketing, Arthur Andersen LLP (accounting firm) Memphis office (1991- 98), Atlanta office (1998-99).	3

Independent or Non-Interested Trustees

Private Investor and Consultant since 1997; Senior Executive Officer, Progress Software Corp. (1983-97).	3

Private Investor since 2006; President and CEO, Twilight Ventures, LLC (investment holding company) 2005-2006; Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise) (1994-2004).	3

President, Financial Insights, Inc. (financial consulting and litigation support) since 2002; Vice President, The Oxford Company (private land and timber investments) since 1994.	3	Chairman, Phosphate Holdings, Inc., Madison, MS

Senior Vice President, SI Holdings, Inc., an affiliate of Stephens, Inc., since 2009; Real Estate Development, The Sea Island Company, (2005-2009); Private Investor and Consultant since 1997; Golf Commentator, ABC Sports (1991-2004); President, Riverside Golf Group, Inc. (since 1989).	3	Director, First Coast Community Bank Fernandina Beach, FL

Private Investor and Consultant, since 2008; Partner, SSM Corp. (venture capital firm) (1974-2007).	3	Director, Financial Federal Savings Bank, Memphis, TN and INNOVA, Memphis, TN

President, Steger and Bizzell Engineering, Inc. since 2003; Director of Product Strategy, National Instruments, Inc. (1996-2003).	3

2010 COMPENSATION TABLE

The following table provides information on fees paid to each Trustee for Board service during the calendar year 2010:

	Aggregate Compensation from Each Fund			Total
	Partners	Small-Cap	International	Compensation From
Name	Fund	Fund	Fund	All Funds(2)(3)

O. Mason Hawkins*	None	None	None	None

Margaret H. Child*(1)	$57,500	$28,750	$28,750	$115,000

Chadwick H. Carpenter, Jr.	57,500	28,750	28,750	115,000

Daniel W. Connell, Jr.	57,500	28,750	28,750	115,000

Rex M. Deloach	57,500	28,750	28,750	115,000

Steven N. Melnyk	57,500	28,750	28,750	115,000

C. Barham Ray	57,500	28,750	28,750	115,000

Perry C. Steger	57,500	28,750	28,750	115,000

 * Interested Trustee

(1)	Ms. Child is classified as an “interested” Trustee because she performs certain operational and administrative functions for the Funds in Massachusetts, their state of organization. She is not employed by Southeastern Asset Management, Inc. and accordingly receives no compensation from Southeastern.

(2)	The Funds have no pension or retirement plan for Trustees.

(3)	The Funds also reimburse the outside Trustees for lodging and travel expenses incurred in attending Board meetings.

OWNERSHIP OF FUND SHARES BY TRUSTEES

The following table provides information on the range of ownership of Fund shares at December 31, 2010 by individual members of the Funds’ Boards of Trustees.

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies Overseen by Trustee
	Dollar Range of Equity	in Family of Investment
Name of Director	Securities in Each Fund	Companies

Affiliated or Interested Trustees

O. Mason Hawkins, CFA	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Margaret H. Child	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr.	Partners Fund – Over $100,000 Small-Cap – Over $100,000 International Fund – Over $100,000	Over $100,000

Daniel W. Connell, Jr.	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Rex M. Deloach	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Steven N. Melnyk	Partners Fund – Over $100,000 Small-Cap Fund – $50,000–$100,000 International Fund – $50,000–$100,000	Over $100,000

C. Barham Ray	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

Perry C. Steger	Partners Fund – Over $100,000 Small-Cap Fund – Over $100,000 International Fund – Over $100,000	Over $100,000

OTHER INFORMATION CONCERNING THE BOARDS OF TRUSTEES

Leadership Structure and Board of Directors

Each of the Funds is operated by a Board of Trustees, 75% of whom, including the Chairman, are independent of and not affiliated with Southeastern. The same Trustees serve all three Funds and have delegated day to day operation to various service providers whose activities they oversee. Except for the Audit Committee described below, the Trustees have elected not to exercise oversight by committee. Instead, each Board-level decision involving the Funds is considered by the Board itself. Using such a structure allows the perspective of all Trustees to be brought to bear on each matter considered.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board activities. Each quarter the Board meets with officers of Southeastern covering issues related to Fund investments, legal, regulatory and compliance items, as well as Fund operations. While Southeastern in its capacity as administrator oversees day to day activities of service providers of the Funds, the Board receives routine reports on these activities, and when necessary has met with service providers to address matters potentially affecting the Funds. Further, on an annual basis the Board meets with senior officers from each department of Southeastern and receives a report addressing material changes impacting that department. At that same annual meeting, the team of investment analysts is present for extensive discussion of Southeastern’s investment process and how it has impacted the Funds. Trustees are free at any time to make inquiries of Southeastern or other service providers to the Funds. The risk management policies of the Funds’ service providers and their implementation vary among service providers and over time and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified nor can processes and controls be developed to eliminate or mitigate their occurrence or effects; some risks are simply beyond any control of the Funds, Southeastern or other service providers. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Funds, whether investment, compliance, valuation, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Funds.

The Board does have one standing committee, the Audit Committee, comprised solely of independent Trustees. The Audit Committee’s duties are spelled out in a charter, but its main functions are to oversee the Funds’ accounting and financial reporting processes and to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof. The Audit Committee meets separately with the Funds’ independent auditor at least annually, but in recent years twice a year, usually in December and March.

The independent Trustees meet separately on a quarterly basis and meet separately with the Funds’ Chief Compliance Officer at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure, including as it relates to overseeing and managing the Funds’ risks. Consistent with Longleaf’s governing principles, each of Longleaf’s Trustees is a significant owner and partner with other shareholders (see table set forth above), which is designed to align their interests with those of shareholders.

Board Attributes Disclosure

The Board of Trustees, in its present configuration, has been in place since 2003. Our least tenured Trustee has 8 years of experience on the Board and our longest tenured Trustee has 20 years of experience, exclusive of Mr. Hawkins who was a Trustee when Longleaf Partners Fund launched 24 years ago. Each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Funds. In addition, the varying backgrounds and areas of expertise of the Trustees allow them to view and analyze issues impacting the Funds from differing perspectives. Specific information supporting our determination that each Trustee is qualified to serve follows:

Chadwick H. Carpenter has served in senior management of a global software company and has extensive technical expertise in computer software, financial management, and budgeting.

Margaret H. Child has nearly 20 years of professional marketing and communications expertise, including service as Chief Marketing Officer of a global law firm and Director of Marketing at a global accounting firm.

Daniel W. Connell, Jr. worked as a commercial banker for over 20 years, 10 of which were as a senior officer whose duties included oversight of corporate lending for large companies, oversight of regional commercial real estate lending, and oversight of a region with approximately 1,800 employees. Mr. Connell also possesses experience with gas exploration ventures and has served as President of the University of North Florida Foundation.

Rex M. Deloach, who serves as Chairman of the Audit Committee, has over 30 years experience in public accounting including services as audit partner for major U.S. public companies. He also has over 10 years experience as a financial consultant and served 2 years as Vice Chancellor, Finance and Administration at the University of Mississippi.

O. Mason Hawkins is founder, Chairman and CEO of Southeastern Asset Management, Inc., the Funds’ adviser. As of December 31, 2010, Southeastern had over $34.6 billion in assets under management. Mr. Hawkins, a CFA, has over 35 years of experience as an investment manager and analyst. He is the author of Longleaf’s shareholder-oriented, industry-renowned governing principles, and the largest individual owner in each of the three Funds.

Steven N. Melnyk has founded and served as Chairman of a state chartered independent bank, and has founded and served as President of a real estate development company.

C. Barham Ray has 20 years experience as a financial consultant and financial analyst, 15 years experience as a venture capitalist, 35 years of experience as a value investor, and has served as a Board member for numerous private companies.

Perry C. Steger, who serves as Chairman of the Board, has founded and served as CEO of an industrial automation software company, served as Director of Product Strategy of a global supplier of automation products, and is currently CEO of a civil engineering firm.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table lists those shareholders owning directly or beneficially 5% or more of the outstanding shares of each Fund at March 31, 2011, and also shows the aggregate ownership of Fund and management company personnel, their relatives, and affiliated retirement plans and foundations:

Longleaf Partners Fund
Clients of Charles Schwab & Co., Inc., a brokerage firm	16.5%
101 Montgomery St. San Francisco, CA 94104-4122
Clients of National Financial Services Corp., a brokerage firm	11.7
Church St. Station PO Box 3908 New York, NY 10008-3908
Pershing LLC	5.6
PO Box 2052 Jersey City, NJ 07303-9998
All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	5.6

Longleaf Partners Small-Cap Fund
Clients of Charles Schwab & Co., Inc., a brokerage firm	17.8
101 Montgomery St. San Francisco, CA 94104-4122
Clients of National Financial Services, Corp., a brokerage firm	14.3
Church St. Station PO Box 3908 New York, NY 10008-3908
Vanguard Fiduciary Trust	6.0
PO Box 2600 VM 613 Valley Forge, PA 19482
MAC & Co	5.1
A/C SBVF 1251002 PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198
All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	9.1

Longleaf Partners International Fund
Clients of Charles Schwab & Co., Inc., a brokerage firm	14.4
101 Montgomery St. San Francisco, CA 94104-4122
Clients of National Financial Services, Corp., a brokerage firm	10.2
Church St. Station PO Box 3908 New York, NY 10008-3908
All Trustees of the Fund, all directors, officers and employees of Southeastern Asset Management, Inc., and relatives, affiliated retirement plans and foundations	13.4

INVESTMENT ADVISORY SERVICES

Southeastern Asset Management, Inc. (“Southeastern”), an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, is the Fund’s Investment Counsel. Southeastern is owned and controlled by its principal officers. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern, owns a majority of its outstanding voting stock and is deemed to control the company.

Formed in 1975, Southeastern manages institutional and individual assets in private or separate accounts as well as mutual funds, and as of December 31, 2010, was responsible for managing more than $34.6 billion in client assets. It has served as investment adviser to each of the Longleaf Partners Funds since their respective inception dates. Southeastern Asset Management International (UK) Ltd. and Southeastern Asset Management International (Singapore) Pte. Ltd. are 100% wholly owned by and serve as investment subadvisers to Southeastern, who pays all fees in connection with their services. Additional information with respect to the investment advisory function is contained in the Prospectus on pages 17 through 18.

The annual Investment Counsel fee for the Partners Fund and the Small-Cap Fund, calculated daily and paid monthly, is 1% of average daily net assets on the first $400 million and 0.75% of average daily net assets above $400 million. The annual Investment Counsel fee for the International Fund is 1.20% of average daily net assets on the first $2.5 billion and 1.00% of average daily net assets above $2.5 billion.

All of the Funds have a contractual expense limitation, which is included in the Investment Counsel Agreement and cannot be changed without approval of shareholders. The expense limitation includes the investment advisory and administration fees, all reimbursible expenses, and all normal operating expenses. For the Partners and Small-Cap Funds, the Investment Counsel has agreed to reduce its Investment Counsel fees to the extent that total operating expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed a maximum of 1.50% of each Fund’s average net assets on an annualized basis. The International Fund has an expense limitation of 1.75% of average net assets per annum, applicable in the same manner to the same types of expenses.

Investment Counsel fees paid by each Fund for the last three fiscal years are as follows:

	2010	2009	2008

Partners Fund	$61,715,981	$52,597,748	$71,588,869
Small-Cap Fund	20,739,643	16,428,808	22,212,105
International Fund	25,039,243	28,918,424	44,782,868

FUND ADMINISTRATION

Southeastern serves as Fund Administrator under an agreement which is renewable annually, and in that capacity manages or performs all business and administrative operations of each Fund, including the following:

•	Preparation and maintenance of all accounting records;

•	Preparation or supervision of preparation and filing of required financial reports and tax returns;

•	Preparation or supervision of preparation of federal and state securities registrations and reports of sales of shares;

•	Calculation or supervision of calculation of daily net asset value per share;

•	Preparation and filing of prospectuses, proxy statements, and reports to shareholders;

•	General coordination and liaison among the Investment Counsel, the Custodian, the Transfer Agent, authorized dealers, other outside service providers, and regulatory authorities.

Each Fund pays an Administration Fee equal to 0.10% per annum of the average daily net assets for the services provided by Southeastern, which is accrued daily and paid monthly in arrears. Administration fees paid by each Fund for the last three fiscal years are as follows:

	2010	2009	2008

Partners Fund	$8,095,464	$6,879,700	$9,411,849
Small-Cap Fund	2,631,952	2,057,174	2,828,281
International Fund	2,086,603	2,038,703	3,104,452

All direct operating expenses are paid by that particular Fund. Such expenses include but are not limited to the following: (i) fees of the Custodian and Transfer Agent; (ii) compensation of the independent public accountants, outside legal counsel, and fees and travel expenses of the Trustees who are not officers or employees of Southeastern; (iii) any franchise, income and other taxes relating to the Funds or their securities; (iv) all filing fees and legal expenses incurred in qualifying and continuing the registrations of the shares for sale with the Securities and Exchange Commission and with any state regulatory agency; (v) insurance premiums and trade association dues; (vi) the costs of typesetting, printing and mailing to shareholders such documents as prospectuses, proxy statements, reports to shareholders, dividend notices and other communications; (vii) expenses of formal meetings of shareholders to vote on Fund or shareholder proposals and meetings of the Boards of Trustees; (viii) external expenses related to pricing the Funds’ portfolio securities; and (ix) any extraordinary expenses such as expenses of litigation. The Funds are also responsible for the expenses of stationery, appropriate forms, envelopes, checks, postage, overnight air courier charges, telephone and data line charges, and printing and mailing expenses for shareholder communications and similar items, and the costs of computer programs or software used solely to process Fund transactions.

Terms of Operating Agreements.  Each Fund has entered into agreements with Southeastern as Investment Counsel and separately as Fund Administrator, initially effective for a period of two years. Each agreement must be renewed each year prior to November 1 by the affirmative vote of a majority of the outstanding voting securities of each Fund or by a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested” Trustees. Such Agreements will automatically terminate in the event of assignment as defined in the Investment Company Act of 1940. The Funds may terminate such Agreements, without penalty, upon 60 days’ written notice by a majority vote of the Board of Trustees or by a majority of the outstanding voting securities of the particular Fund.

The Funds and Southeastern have adopted a code of ethics under rule 17j-1 of the Investment Company Act. This code requires all Southeastern employees and their spouses to limit their investments in publicly offered equity securities to shares of the Longleaf Partners Funds, unless granted prior clearance.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Information about portfolio managers for the Longleaf Partners Funds is contained on page 18 of the Prospectus. Set forth below is additional information regarding other accounts managed, portfolio manager compensation, and ownership of Fund securities. Compensation of portfolio managers is paid by Southeastern for services performed for Longleaf, as well as Southeastern’s other clients. Each Longleaf fund pays Southeastern an investment counsel and administration fee, and does not separately compensate portfolio managers.

Other Accounts Managed — O. Mason Hawkins

1.	O. Mason Hawkins, Co-Portfolio Manager, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund

2.	Other accounts managed:

a.	Other registered investment companies: 5 accounts, assets = $1,109,937,130

b.	Other pooled accounts: 7 accounts, assets = $1,140,144,451

c.	Other accounts: 192 accounts, assets = $18,549,170,689

3.	Under 2(b), 1 account has a performance fee, assets = $245,620,149

Under 2(c), 13 accounts have performance fees, assets = $3,595,782,415

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in #3 above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were approximately 11% of total assets at December 31, 2010. Much more material is the ownership Southeastern’s personnel have in each of the Longleaf Partners Funds (see page 26 of this SAI, as well as the table below). Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts. Investors in Longleaf should be aware that the interests of Southeastern’s personnel are aligned with other Longleaf shareholders. Southeastern personnel do not have personal or proprietary trading accounts competing for allocations with the Funds or Other Accounts.

Compensation

Portfolio manager compensation at 12/31/10 included the following:

•	Competitive salary (comparable to investment firms elsewhere);

•	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager and his investment team performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10%;

c.	How the overall firm performed.

Ownership of Fund Securities

Longleaf Partners Fund — Over $1,000,000
Longleaf Partners International Fund — Over $1,000,000
Longleaf Partners Small-Cap Fund — Over $1,000,000

Other Accounts Managed — G. Staley Cates

1.	G. Staley Cates, Co-Portfolio Manager, Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund

2.	Other accounts managed:

a.	Other registered investment companies: 5 accounts, assets = $1,109,937,130

b.	Other pooled accounts: 7 accounts, assets = $1,140,144,451

c.	Other accounts: 192 accounts, assets = $18,549,170,689

3.	Under 2(b), 1 account has a performance fee, assets = $245,620,149

Under 2(c), 13 accounts have performance fees, assets = $3,595,782,415

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in #3 above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were approximately 11% of total assets at December 31, 2010. Much more material is the ownership Southeastern’s personnel have in each of the Longleaf Partners Funds (see page 26 of this SAI, as well as the table below). Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts. Investors in Longleaf should be aware that the interests of Southeastern’s personnel are aligned with other Longleaf shareholders. Southeastern personnel do not have personal or proprietary trading accounts competing for allocations with the Funds or Other Accounts.

Compensation

Portfolio manager compensation at 12/31/10 included the following:

•	Competitive salary (comparable to investment firms elsewhere);

•	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10%;

c.	How the overall firm performed.

Ownership of Fund Securities

Longleaf Partners Fund — Over $1,000,000
Longleaf Partners International Fund — Over $1,000,000
Longleaf Partners Small-Cap Fund — Over $1,000,000

Other Accounts Managed — T. Scott Cobb

1.	T. Scott Cobb, Co-Portfolio Manager, Longleaf Partners International Fund

2.	Other accounts managed:

a.	Other registered investment companies (including Longleaf Partners and Small-Cap Funds): 7 accounts, assets = $12,734,802,672

b.	Other pooled accounts: 7 accounts, assets = $1,140,144,451

c.	Other accounts: 192 accounts, assets = $18,549,170,689

3.	Under 2(b), 1 account has a performance fee, assets = $245,620,149

Under 2(c), 13 accounts have performance fees, assets = $3,595,782,415

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Because a portion of Mr. Cobb’s compensation is tied to revenues attributable to international investments, he has a conflict of interest as it relates to non-international accounts. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in #3 above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were approximately 11% of total assets at December 31, 2010. Much more material is the ownership Southeastern’s personnel have in each of the Longleaf Partners Funds (see page 26 of this SAI, as well as the table below). Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts. Investors in Longleaf should be aware that the interests of Southeastern’s personnel are aligned with other Longleaf shareholders’. Southeastern personnel do not have personal or proprietary trading accounts competing for allocations with the Funds or Other Accounts.

Compensation

Portfolio manager compensation at 12/31/10 included the following:

•	Competitive salary (comparable to investment firms elsewhere);

•	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10%;

c.	How the overall firm performed.

•	In order to align Mr. Cobb’s financial incentives with the success of international investments, Southeastern includes in Mr. Cobb’s compensation a portion of the firm’s revenues attributable to international investments — on Longleaf Partners International Fund, as well as private account clients with international holdings.

Ownership of Fund Securities

Longleaf Partners International Fund — Over $1,000,000

Other Accounts Managed — Ken I. Siazon

1.	Ken I. Siazon, Co-Portfolio Manager, Longleaf Partners International Fund

2.	Other accounts managed:

a.	Other registered investment companies (including Longleaf Partners and Small-Cap Funds): 7 accounts, assets = $12,734,802,672

b.	Other pooled accounts: 7 accounts, assets = $1,140,144,451

c.	Other accounts: 192 accounts, assets = $18,549,170,689

3.	Under 2(b), 1 account has a performance fee, assets = $245,620,149

Under 2(c), 13 accounts have performance fees, assets = $3,595,782,415

4.	Conflicts of interest could arise in connection with managing the Longleaf Partners Funds side by side with Southeastern’s other clients (the “Other Accounts”). Southeastern’s Other Accounts include domestic, global, international and small-cap mandates, and investment opportunities may be appropriate for more than one category of account, as well as more than one of the Longleaf Partners Funds. Because of market conditions and client guidelines, not all investment opportunities will be available to all accounts at all times. Because a portion of Mr. Siazon’s compensation is tied to revenues attributable to international investments, he has a conflict of interest as it relates to non-international accounts. Southeastern has developed allocation principles designed to ensure that no account or Fund is systematically given preferential treatment over time, and Southeastern’s compliance personnel, including the CCO, routinely monitor allocations for consistency with these principles, as well as any evidence of conflict of interest. Performance fee accounts referenced in #3 above are subject to the same allocation principles and the same compliance review. Regarding the potential conflict of interest presented by performance fee accounts, Southeastern does not view this potential conflict as material, since performance fee accounts were approximately 11% of total assets at December 31, 2010. Much more material is the ownership Southeastern’s personnel have in each of the Longleaf Partners Funds (see page 26 of this SAI, as well as the table below). Longleaf’s portfolios are managed under the same allocation principles and compliance reviews as all other accounts. Investors in Longleaf should be aware that the interests of Southeastern’s personnel are aligned with other Longleaf shareholders’. Southeastern personnel do not have personal or proprietary trading accounts competing for allocations with the Funds or Other Accounts.

Compensation

Portfolio manager compensation at 12/31/10 included the following:

•	Competitive salary (comparable to investment firms elsewhere);

•	Bonus based on contribution to the firm over the year. Contribution includes:

a.	How investment ideas generated by the manager performed both in price and value growth;

b.	How the Longleaf Funds and other Southeastern accounts performed as measured against inflation plus 10%;

c.	How the overall firm performed.

•	In order to align Mr. Siazon’s financial incentives with the success of international investments, Southeastern includes in Mr. Siazon’s compensation a portion of the firm’s revenues attributable to international investments — on Longleaf Partners International Fund, as well as private account clients with international holdings.

Ownership of Fund Securities

Longleaf Partners International Fund — Over $1,000,000

OTHER SERVICE PROVIDERS

Custodian of Fund Assets.  State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, MA 02171, serves as Custodian of the assets of each Fund. Where possible, the Custodian utilizes book entry records with securities depositories, which in turn may have book entry records with transfer agents of the issuers of the securities. With respect to U.S. Government issues the Custodian may utilize the book entry system of the Federal Reserve System. The Custodian is responsible for collecting the proceeds of securities sold and disbursement of the cost of securities purchased by the Funds. State Street Bank also serves as the non-U.S. custody manager for the Funds with respect to non-U.S. securities, using non-U.S. sub-custodians which participate in its global custody network.

Transfer Agent.  BNY Mellon Asset Servicing (US), Inc. (“BNY Mellon”), located at 4400 Computer Drive, Westborough, MA 01581-5120 is the transfer agent and dividend disbursing agent. BNY Mellon maintains shareholder accounts and records; processes transactions including purchases, redemptions, transfers and exchanges; prepares and mails account confirmations, statements, tax forms, and correspondence; issues stock certificates; and handles account inquiries.

The Funds pay BNY Mellon an annual per account transfer agency fee. In addition, the Funds and/or Southeastern may pay an annual per account sub-transfer agency fee to certain financial intermediaries that maintain omnibus accounts with the Funds.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP is the Fund’s independent registered public accounting firm. The Funds are served by the Baltimore office, located at 100 East Pratt Street, Suite 1900, Baltimore MD 21202, and by the Boston office, located at 125 High Street, Boston, MA 02110.

Legal Counsel.  Dechert, a law firm with offices in major cities including Washington, Philadelphia, New York City, and Boston, is the Funds’ special legal counsel. The Funds are served by the Washington office, located at 1775 Eye Street, NW, Washington, DC 20006-2402, and the Boston office, located at Ten Post Office Square, South, Boston, MA 02109-4603. Andrew R. McCarroll, Vice President and General Counsel of Southeastern, Steven P. McBride, Assistant General Counsel, and Michael J. Wittke, Vice President, Legal Counsel and CCO, perform legal services for the Funds under Southeastern’s contract as Fund Administrator, which includes responsibility for preparing registration statements and other regulatory filings for the Funds.

Service Awards.  In order to promote quality service for the benefit of Fund shareholders, Southeastern may give special recognition or financial rewards to employees of service providers such as the Funds’ transfer agent and fulfillment agent. Such reward programs are designed to recognize employees of these Fund service providers who excel in meeting our shareholders’ needs. Costs associated with these reward programs are paid by Southeastern.

ALLOCATION OF BROKERAGE COMMISSIONS

Southeastern, in its capacity as Investment Counsel, is responsible under the supervision of the Board of Trustees for the selection of members of securities exchanges, brokers and dealers (referred to as “brokers”) for the execution of portfolio transactions and, when applicable, the negotiation of brokerage commissions. On behalf of each Fund, Southeastern is also responsible for investment decisions and for the placement and execution of purchase and sale orders through selected brokers. All investment decisions and placements of trades for the purchase and sale of portfolio securities are made in accordance with the following principles:

1. Purchase and sale orders are usually placed with brokers who are recommended by Southeastern and/or selected by management of the Fund as able to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the following provisions. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, among others, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum of market impact, the financial strength and stability of the broker, and the ability of the broker to commit resources to the execution of the trade. Such considerations are judgmental and are weighed by Southeastern and the Board of Trustees in determining the overall reasonableness of brokerage commissions.

2. In recommending or selecting brokers for portfolio transactions, Southeastern takes into account its past experience in determining those qualified to achieve “best execution.”

3. Southeastern is authorized to recommend and the Fund is authorized to allocate brokerage and certain so-called “riskless principal” purchase and sales transactions to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), and for other services which benefit the Fund directly through reduction of the Fund’s expense obligations. Southeastern could cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Southeastern in making the recommendation in question determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services or other benefits provided the Fund by such broker. In reaching such determination, neither Southeastern nor the officer of the Fund making the decision is required to place a specific dollar value on the research or execution services of a broker. In demonstrating that such determinations were made in good faith, Southeastern and the officer of the Fund shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund’s brokerage policy; that any other benefits or services provided the Fund were in furtherance of lawful and appropriate obligations of the Fund; and that the commissions paid were within a reasonable range. Such determination shall be based on available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund’s policies (i) that paying the lowest commission is deemed secondary to obtaining a favorable price and (ii) that the quality, comprehensiveness and frequency of research studies which are provided for the Fund and Southeastern may be useful to Southeastern in performing its services under its Agreement with the Fund but are not subject to precise evaluation. Research services provided by brokers to the Fund or to Southeastern are considered to be supplementary to, and not in lieu of services required to be performed by Southeastern. While Southeastern is authorized by its contract with the Funds to purchase research services with Fund commissions as permitted by Section 28(e) of the 1934 Act (as described above), Southeastern does not consider this service in selecting firms to execute portfolio transactions for the Funds. Southeastern performs its own independent research in performing investment counsel services for the Funds. Southeastern may obtain supplemental investment research information from certain brokerage firms in the ordinary course of business, but Southeastern evaluates brokers based on the quality of their execution and brokerage services and does not make trading allocations to receive research.

4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Southeastern, better prices and execution may be obtained on a commission basis or from other sources. Southeastern may also utilize electronic communication networks (ECN’s) when the requisite volume of securities can be purchased or sold in the desired price range.

Investment decisions for each Fund are made independently from those of the other Funds or accounts of other clients managed by Southeastern, but the same security may be held in the portfolios of more than one Fund or by a number of managed accounts. When several accounts and the Funds’ portfolios simultaneously purchase or sell the same security, the prices and amounts will be equitably allocated among all such accounts. In some situations this procedure could adversely affect the price or quantity of the security available to one or more of the Funds, but in other situations the ability to participate in larger volume transactions may enable a Fund to realize better executions, prices, and lower commissions.

Southeastern does not own an interest in any brokerage firm and places trades for the Funds through non-affiliated brokerage firms. Brokerage commissions paid by the Funds for the past three years are as follows:

	2010	2009	2008

Partners Fund	$4,683,111	$5,244,236	$6,996,469
Small-Cap Fund	835,308	1,223,078	1,754,412
International Fund	1,275,368	1,243,508	4,036,255

CAPITAL STOCK AND INDEMNIFICATION RIGHTS

Longleaf Partners Funds Trust (the “Trust”) is a Massachusetts business trust which presently has three separate series or Funds. Each series issues its capital stock in the form of shares of beneficial interest having no par value. Each Fund may issue an unlimited number of shares of beneficial interest, all of which are of one class. Each share of each Fund has equal voting rights with all other shares of that Fund. Shares do not have cumulative voting rights, which means that holders of less than 50% of the outstanding shares cannot cumulate their total votes for all Trustees in order to elect a single Trustee, and the holders of more than 50% of the outstanding shares may elect 100% of the particular Fund’s Trustees.

A Massachusetts business trust is not required to hold annual meetings of shareholders. Annual meetings ordinarily will not be held unless so required by the provisions of the Investment Company Act of 1940, which would include such matters as amending the investment advisory agreement or electing new members of the Board of Trustees. The Board of Trustees may fill vacancies on the Board if at least two-thirds of the Trustees serving after the new appointment were elected by shareholders.

Each share of beneficial interest represents an equal proportionate interest in the assets of the particular Fund with every other share and each share is entitled to a proportionate share of dividends and distributions of net income and capital gains belonging to that Fund when declared by the Board of Trustees. There are no preemptive, subscription, or conversion rights.

When a Fund has received payment of the net asset value per share, each share issued is fully paid and non-assessable. Under Massachusetts law, shareholders of a mutual fund which is a series of a Massachusetts business trust could, in rare circumstances, be held personally liable for certain obligations of the particular series. Our Declaration of Trust contains an express disclaimer of shareholder liability for obligations of each series, and this disclaimer is included in contracts between the Funds and third parties. The Declaration of Trust also provides for indemnification from the assets of each series for shareholder liability for covered acts or obligations should any shareholder be held personally liable under these provisions.

The Declaration of Trust and By-Laws provide that no Trustee or agent of any Fund shall be subject to any personal liability to the Fund or its shareholders for any action or failure to act, except for such person’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the person’s duties. The Trust indemnifies each such person against all such losses other than the excepted losses. The agreements between the Trust and, respectively, the Investment Counsel and the Fund Administrator provide for indemnification and relieve each such entity of liability for any act or omission in the course of its performance under the particular agreement, including any mistake of judgment, in the absence of willful misfeasance, bad faith or gross negligence.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

The methods of purchasing and redeeming shares through the transfer agent, BNY Mellon, are described on pages 18 through 24 of the Prospectus. Shares are offered and redeemed at the net asset value per share next computed after receiving a purchase order or a redemption request. Such calculations are made once a day, at the close of regular trading on the New York Stock Exchange, usually at 4:00 p.m. Eastern Time.

To compute net asset value per share, all Fund assets are valued daily, including accruing dividends declared on portfolio securities and other rights to future income. Liabilities are accrued and subtracted from assets, and the resulting amount is divided by the number of shares of beneficial interest then outstanding. The following formula illustrates this calculation:

Net Assets Shares Outstanding	equals	Net Asset Value Per Share

The net asset value per share for each of the Longleaf Partners Funds as shown in the Statements of Assets and Liabilities for the year ended December 31, 2010, shown on page 56, was calculated as follows:

Partners Fund		Small-Cap Fund		International Fund

$8,584,962,721 303,785,180	= $28.26	$3,056,706,905 115,257,395	= $26.52	$2,211,190,567 144,171,148	= $15.34

In valuing Fund assets, we apply the following procedures:

(1)	Portfolio securities listed or traded on a securities exchange (U.S. or non-U.S.), on the NASDAQ national market or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s closing price;

(2)	In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities;

(3)	When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value pricing depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

(4)	Repurchase agreements are valued at cost which, combined with accrued interest, approximates market;

(5)	Short-term United States Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

(6)	The value of other assets, including restricted and not readily marketable securities, will be determined in good faith at fair value under procedures established by and under the general supervision of the Trustees; and

(7)	Assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using a method of determining a rate of exchange consistent with policies established by the Board of Trustees.

The Funds normally calculate net asset value as of the close of business of the New York Stock Exchange. Trading in securities on European and Far Eastern securities exchanges or in other non-U.S. markets is normally completed at times when the New York Stock Exchange is not open for business. In addition, trading in such international markets may not take place on days when the New York Stock Exchange is open for business. Because of the different trading days or hours in the various non-U.S. markets, the calculation of the Funds’ net asset value may not take place contemporaneously with the determination of the closing prices of some non-U.S. securities on the particular non-U.S. exchanges or in other non-U.S. markets in which those securities are traded.

Should events occur which could materially or significantly affect the valuation of such securities between the time when their closing prices are determined in the usual manner and the time the net asset value is calculated, the Funds may, in the discretion of the Board of Trustees and consistent with any specific regulatory requirements, elect to value these securities at fair value as determined in good faith by the Board of Trustees.

ADDITIONAL TAX INFORMATION

The following discussion summarizes certain U.S. federal income tax considerations for general informational purposes only. This discussion does not address all aspects of taxation (including state, local, and non-U.S. taxes), nor does is address matters that may be relevant to particular types of shareholders (including persons who are not citizens or residents of the United States). This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

Each Fund intends to qualify for favorable tax treatment applicable to regulated investment companies under Subchapter M of the Code. In order to qualify to be treated as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and other income (including gains from options, futures and forward foreign currency contracts) derived with respect to its business of investing in such securities. Each Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and regulated investment companies). Further, a Fund may invest not more than 25% of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Each Fund must also distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year. For purposes of the diversification test described above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.

If a Fund qualifies under the Code for favorable tax treatment, it is not subject to federal income tax on its investment company taxable income and any net realized capital gains that are distributed to shareholders. Instead, shareholders other than tax exempt organizations are taxable at their federal income tax rates on the distributions declared, even if the distributions are reinvested in additional shares of the Funds. If a Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund itself would be subject to federal income tax (and to taxation by the Commonwealth of Massachusetts) at regular corporate rates without any deduction for amounts distributed to shareholders. To qualify again for favorable tax treatment under the Code, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to shareholders, who then would be subject to taxation on the amounts distributed.

If a Fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income. The special tax treatment of qualified dividend income applies only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Investment income received by the Funds from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source. The United States has entered into tax treaties with many non-U.S. countries which entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is not possible to determine the effective rate of non-U.S. tax in advance, because the amount of assets to be invested within various countries is not known. If more than 50% of a Fund’s assets at year end consists of the securities of non-U.S. corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to non-U.S. countries in respect of non-U.S. securities. In such a case, shareholders will include in gross income from non-U.S. sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such non-U.S. taxes.

Shareholders of the Partners Fund or the Small Cap Fund generally will not be entitled to claim a credit or deduction with respect to non-U.S. taxes incurred by that Fund. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so.

A Fund’s transactions in certain derivative instruments (e.g., options, futures or forward contracts, and swap agreements) may be subject to one or more special tax rules that can affect the amount, timing or character of distributions to shareholders. Because the tax rules applicable to these types of transactions are in some cases uncertain, future guidance with respect to these rules (which could be retroactive) may affect whether the Fund qualifies for treatment as a regulated investment company. A Fund’s transactions in non-U.S. currencies can give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

If a Fund owns shares in a non-U.S. corporation that constitutes a “passive foreign investment company” for U.S. federal income tax purposes and the Fund does not elect or is not able to treat the non-U.S. corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” it receives from the non-U.S. corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a dividend by the Fund to its U.S. shareholders. A Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a “passive foreign investment company” will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a “passive foreign investment company” and the Fund is able to treat the non-U.S. corporation as a “qualified electing fund” under the Code or under special rules applicable to registered investment companies, the Fund may be required to include in its income each year a portion of the ordinary income and net realized capital gains and unrealized appreciation of the non-U.S. corporation, even if this income is not distributed to the Fund. Any such income may be treated as ordinary income and would be subject to the distribution requirements described above, even if the Fund does not receive any amounts to distribute. Alternatively, the Fund may elect to “mark to market” shares in a “passive foreign investment company.” If this election is made, the stock in a “passive foreign investment company” is marked to market (treated as if it were sold) at the close of the Fund’s taxable year. If the “passive foreign investment company” stock is in an unrealized gain position at that time, the Fund will recognize the gain as ordinary income which is subject to the Fund’s distribution requirements. If the “passive foreign investment company” stock is in an unrealized loss position, the losses are permitted to be recognized, but only to the extent of “mark to market” gains previously taken into account on that stock.

A Fund’s investments in certain debt obligations can result in the Fund including amounts in its income even though payment of those amounts is not received until a later time, in which event the Fund may be required to pay out an amount exceeding the total cash interest it received, thus potentially requiring it to liquidate portfolio securities when it is not advantageous to do so.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether, when or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their

U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, falls within this requirement.

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of non-U.S. financial accounts and non-U.S. entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder will be subject to the new 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide the Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a non-U.S. shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder enters into, and provides certification to the Fund of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain non-U.S. financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Under current law, a Fund is not liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

INVESTMENT PERFORMANCE AND TOTAL RETURN

Total Return Calculation.  The average annual total return on an investment in shares of each of the Funds for a particular period is calculated using a specific formula required by the Securities & Exchange Commission. The formula takes into account any appreciation or depreciation in the portfolio, assumes reinvestment of all dividends and capital gains distributions, and then mathematically averages the return over the length of time covered by the calculation. The formula used for computing average annual total return, as specified by regulation, is as follows:

“Average Annual Total Return” shall mean the average annual compounded rate of return, computed according to the following formula:

P(1+T) to the nth power = ERV

Where	P	=	a hypothetical initial investment of $1,000
	T	=	average annual total return
	n	=	number of years (or fractional portions thereof)
	ERV	=	ending value of a hypothetical $1,000 investment made at the beginning of the period (or fractional portion thereof).

The average annual total returns of each of the Funds for the years ended December 31 for the past ten years or since inception, if shorter, are as follows:

	Partners	Small-Cap	International
	Fund	Fund	Fund

2010	17.89%	22.32%	13.69%
2009	53.60	49.31	23.17
2008	(50.60)	(43.90)	(39.60)
2007	(.44)	2.80	15.29
2006	21.63	22.33	17.07
2005	3.62	10.75	12.88
2004	7.14	14.78	10.21
2003	34.80	43.85	41.52
2002	(8.34)	(3.74)	(16.51)
2001	10.34	5.45	10.47

The average annual returns for each of the Funds for the cumulative periods shown, ending on December 31, 2010 are as follows:

Partners Fund
Five years ended 12/31/10	1.61%
Ten years ended 12/31/10	5.07
Small-Cap Fund
Five years ended 12/31/10	5.20
Ten years ended 12/31/10	9.11
International Fund
Five years ended 12/31/10	2.69
Ten years ended 12/31/10	6.37

Investment Performance Information.  The Funds may publish their total returns in advertisements and communications to shareholders. Total return information will include the average annual compounded rate of return for the one, five, and ten year periods (or since initial public offering) ended at the close of the most recent calendar quarter. Each Fund may also advertise or provide aggregate and average total return information for different periods of time, such as the latest calendar quarter or for the calendar year-to-date.

Each Fund may also compare its performance to that of widely recognized unmanaged stock market indices as well as other more specialized indices. The Funds may also compare their performance with that of other mutual funds having similar investment objectives and with the industry as a whole, as determined by outside services such as Lipper Analytical Services, Inc., CDA Technologies, Morningstar, Inc., and The Value Line Mutual Fund Survey. The Funds may also provide information on their relative rankings as published in such newspapers and magazines as The Wall Street Journal, Barron’s, Forbes, Business Week, Money, Financial World, and other similar publications.

Use of Total Return Information.  Average annual total return information may be useful to investors in considering each Fund’s past investment performance. However, certain factors should be taken into account before basing an investment decision on this information. First, in comparing the Fund’s total return with the total return of any market indices for the same period, the investor should be aware that market indices are unmanaged and unhedged and contain different and more numerous securities than the Funds’ portfolios. Some market indices are not adjusted for reinvested dividends, and no adjustment is made in market indices for taxes payable on distributions. After tax calculations applicable to the Funds’ total returns are shown in the Prospectus on pages 3, 7, and 11.

An investment in the Funds is an equity investment. As a result, total returns will fluctuate over time, and the total return for any past period is not an indication or representation as to future rates of total return. When comparing each Fund’s total returns with those of other alternatives such as fixed income investments, investors should understand that an equity fund may be subject to greater market risks than are money market or fixed income investments, and that the Funds are designed for investors who are willing to accept such greater market risks for the possibility of realizing greater long-term gains. There is no assurance that the Funds’ investment objectives will be achieved.

TABLE OF BOND AND PREFERRED STOCK RATINGS

Description of Moody’s Investors Service, Inc. corporate bond ratings:

Aaa — Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Investors Service, Inc. preferred stock ratings:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Description of Standard & Poor’s Corporation corporate bond and preferred stock ratings:

AAA — Securities rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA — Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A — Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories.

BBB — Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

BB, B and CCC — Securities rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CCC the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB — Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B — Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or BB rating.

CCC — Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Plus (+) or Minus (−): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2010, audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, are included in the printed Annual Report to Shareholders of the Funds. The Financial Statements contained in the printed Annual Report, together with the Report of Independent Registered Public Accounting Firm dated February 8, 2011, are included as a part of this Statement of Additional Information on the following pages.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Longleaf Partners Funds Trust and Shareholders of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Funds Trust (comprised of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund hereafter referred to as the “Funds”) at December 31, 2010, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 8, 2011

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets
Common Stock
Aerospace & Defense
Lockheed Martin Corporation	784,117	$54,817,619	0.6%

Air Freight & Logistics
FedEx Corporation	3,669,629	341,312,193	4.0

Capital Markets
The Bank of New York Mellon Corporation	14,264,329	430,782,736	5.0

Computers & Peripherals
Dell Inc.*	33,804,000	458,044,200	5.3

Construction Materials
Cemex S.A.B. de C.V. ADS* (Foreign)	39,615,680	424,283,933	4.9
Vulcan Materials Company	5,376,856	238,517,332	2.8

		662,801,265	7.7

Diversified Telecommunication Services
Level 3 Communications, Inc.*(b)	142,006,754	139,166,619	1.6

Food Products
Campbell Soup Company	9,594,179	333,397,720	3.9

Hotels, Restaurants & Leisure
InterContinental Hotels Group PLC (Foreign)	3,074,258	59,577,510	0.7
Yum! Brands, Inc.	8,170,483	400,762,191	4.7

		460,339,701	5.4

Industrial Conglomerates
Koninklijke (Royal) Philips Electronics N.V. (Foreign)	3,121,000	95,590,608	1.1
Koninklijke (Royal) Philips Electronics N.V. ADR (Foreign)	3,406,731	104,586,642	1.2

		200,177,250	2.3

Insurance
Aon Corporation	10,442,812	480,473,780	5.6
Loews Corporation	9,395,300	365,571,123	4.3
NKSJ Holdings, Inc. (Foreign)	56,402,000	415,425,496	4.8
The Travelers Companies, Inc.	6,769,960	377,154,472	4.4
Willis Group Holdings Public Limited Company (Foreign)	2,800,000	96,964,000	1.1

		1,735,588,871	20.2

Internet and Catalog Retail
Liberty Media Holding Corporation – Interactive Series A*	24,460,224	385,737,732	4.5

Media
DIRECTV – Class A*	15,136,333	604,393,777	7.0
News Corporation – Class A	26,017,337	378,812,427	4.4
The Walt Disney Corporation	11,096,022	416,211,785	4.9

		1,399,417,989	16.3

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets

Oil, Gas & Consumable Fuels
Chesapeake Energy Corporation	25,596,576	$663,207,284	7.7%
Pioneer Natural Resources Company	5,594,000	485,671,080	5.7

		1,148,878,364	13.4

Wireless Telecommunications Services
Telephone and Data Systems, Inc.	1,113,878	40,712,241	0.5
Telephone and Data Systems, Inc. – Special	5,666,200	178,598,624	2.1

		219,310,865	2.6

Total Common Stocks (Cost $6,607,432,458)		7,969,773,124	92.8

	Principal
	Amount
Corporate Bonds
Diversified Telecommunication Services
Level 3 Communications, Inc., 15% Convertible Senior Notes due 1-15-13(b)(c) (Cost $100,062,000)	100,062,000	112,569,750	1.3

	Contracts
Options Purchased
Computers & Peripherals
Dell Inc. Call, 12-14-15, with Deutsche Bank, Strike Price $7	12,500,000	105,000,000	1.2
Dell Inc. Call, 12-14-15, with Morgan Stanley, Strike Price $7	12,500,000	100,625,000	1.2

Total Options Purchased (Cost $212,877,091)		205,625,000	2.4

Short-Term Obligations
Repurchase Agreement with State Street Bank, 0.01% due 1-3-11, Repurchase price $286,500,239 (Collateral: $283,715,000 U.S. Treasury Bond, 4.52% due 8-15-39, Value $292,232,124)	286,500,000	286,500,000	3.4

Total Investments (Cost $7,206,871,549)(a)		8,574,467,874	99.9
Other Assets and Liabilities, Net		10,494,847	0.1

Net Assets		$8,584,962,721	100.0%

Net asset value per share		$28.26

*  Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $7,463,083,043. Net unrealized appreciation of $1,367,596,325 consists of unrealized appreciation and depreciation of $2,044,645,189 and $(677,048,864), respectively.

(b)	Affiliated issuer, as defined under Section 2(a)(3) of the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.) See Note 7.

(c)	Illiquid and board valued. See Note 8.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 14% of net assets.

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets
Common Stock
Construction Materials
Martin Marietta Materials, Inc.	1,478,000	$136,330,720	4.5%
Texas Industries, Inc.(b)	4,390,320	200,988,850	6.6

		337,319,570	11.1

Containers & Packaging
Sealed Air Corporation	2,923,959	74,414,757	2.4

Diversified Consumer Services
Service Corporation International(b)	16,088,000	132,726,000	4.3

Diversified Telecommunication Services
Level 3 Communications, Inc.*	72,882,000	71,424,360	2.3
tw telecom inc.*(b)	12,696,830	216,480,951	7.1

		287,905,311	9.4

Food & Staples Retailing
Ruddick Corporation(b)	2,519,000	92,799,960	3.0

Health Care Equipment & Supplies
Olympus Corporation (Foreign)	3,408,000	103,176,056	3.4

Hotels, Restaurants & Leisure
DineEquity, Inc.*(b)	2,978,100	147,058,578	4.8
Vail Resorts, Inc.*(b)	2,134,100	111,058,564	3.6
Wendy’s/Arby’s Group, Inc.(b)	29,705,000	137,237,100	4.5

		395,354,242	12.9

Insurance
Everest Re Group, Ltd. (Foreign)	1,335,000	113,234,700	3.7
Fairfax Financial Holdings Limited (Foreign)	480,000	197,440,611	6.5
Markel Corporation*	351,642	132,966,389	4.3
Willis Group Holdings Public Limited Company (Foreign)	3,398,000	117,672,740	3.8

		561,314,440	18.3

Media
The Washington Post Company – Class B	289,000	127,015,500	4.2

Metals & Mining
Worthington Industries, Inc.(b)	6,581,000	121,090,400	4.0

Multiline Retail
Dillards, Inc. – Class A(b)	6,575,553	249,476,481	8.2

Oil, Gas & Consumble Fuels
Pioneer Natural Resources Company	2,005,000	174,074,100	5.7

Real Estate Investment Trusts
Potlatch Corporation(b)	2,688,952	87,525,388	2.9

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets

Software
Fair Isaac Corporation(b)	6,519,591	$152,362,842	5.0%

Total Common Stocks (Cost $2,513,675,898)		2,896,555,047	94.8

	Principal
	Amount
Short-Term Obligations
Repurchase Agreement with State Street Bank, 0.01% due, 1-3-11, Repurchase price $126,494,105 (Collateral: $125,265,000 U.S. Treasury Bond, 4.52%, due 8-15-39, Value $129,025,455)	126,494,000	126,494,000	4.1
U.S. Treasury Bill, 0.04% due 1-20-11	25,000,000	24,999,625	0.8

Total Short-Term Obligations (Cost $151,493,472)		151,493,625	4.9

Total Investments (Cost $2,665,169,370)(a)		3,048,048,672	99.7
Other Assets and Liabilities, Net		8,658,233	0.3

Net Assets		$3,056,706,905	100.0%

Net asset value per share		$26.52

*  Non-income producing security.

(a)	Aggregate cost for federal tax purposes is $2,667,088,071. Net unrealized appreciation of $382,879,302 consists of unrealized appreciation and depreciation of $717,851,026 and $(334,971,724), respectively.

(b)	Affiliated issuer, as defined under Section 2(a)(3) of the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of the issuer.) See Note 7.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 17% of net assets.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets
Common Stock

Beverages
C&C Group plc (Ireland)	15,160,272	$68,576,057	3.1%
Diageo plc (United Kingdom)	3,195,000	59,028,279	2.7

		127,604,336	5.8

Commercial Banks

Seven Bank, Ltd. (Japan)	45,148	95,589,866	4.3

Commercial Services & Supplies

Edenred S.A.* (France)	3,064,500	72,545,024	3.3

Computers & Peripherals
Dell Inc.* (United States)	6,476,800	87,760,640	4.0

Construction & Engineering

ACS, Actividades de Construccion Y Servicios, S.A. (Spain)	3,515,000	164,751,680	7.4

Hochtief AG (Germany)	1,355,000	115,051,782	5.2

		279,803,462	12.6

Construction Materials
Cemex S.A.B. de C.V. ADS* (Mexico)	9,605,000	102,869,550	4.6

Food & Staples Retailing

Carrefour S.A. (France)	2,290,000	94,405,543	4.3

Health Care Equipment & Supplies

Olympus Corporation (Japan)	3,218,500	97,439,007	4.4

Hotels, Restaurants & Leisure

Accor S.A. (France)	2,694,000	119,880,534	5.4

Yum! Brands, Inc. (United States)	2,130,000	104,476,500	4.7

		224,357,034	10.1

Insurance

Fairfax Financial Holdings Limited (Canada)	444,000	182,632,566	8.3

NKSJ Holdings, Inc. (Japan)	32,205,600	237,208,385	10.7

Willis Group Holdings Public Limited Company (Ireland)	2,785,000	96,444,550	4.4

		516,285,501	23.4

Oil, Gas, & Consumable Fuels

HRT Participacoes em Petroleo S.A.* (Brazil)	153,311	146,846,078	6.6

Japan Petroleum Exploration Co., Ltd. (Japan)	56,300	2,142,715	0.1

		148,988,793	6.7

Real Estate Management & Development

Cheung Kong Holdings Limited (Hong Kong)	6,964,000	107,423,785	4.9

Software

Shanda Interactive Entertainment Limited ADR* (China)	649,000	25,726,360	1.2

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

			% of
	Share	Market	Net
	Quantity	Value	Assets

Wireless Telecommunication Services

Vodafone Group plc (United Kingdom)	8,901,000	$23,008,814	1.0%

Vodafone Group plc ADR (United Kingdom)	1,681,235	44,435,041	2.0

		67,443,855	3.0

Total Common Stocks (Cost $1,689,810,381)		2,048,242,756	92.6

	Principal
	Amount
Short-Term Obligations
Repurchase Agreement with State Street Bank, 0.01% due 1-3-11, Repurchase price $81,667,068 (Collateral: $80,875,000 U.S. Treasury Bond, 4.52% due 8-15-39, Value $83,302,868)	81,667,000	81,667,000	3.7
U.S. Treasury Bill, 0.04% due 1-20-11	75,000,000	74,998,875	3.4

Total Short–Term Obligations (Cost $156,665,415)		156,665,875	7.1

Total Investments (Cost $1,846,475,796)(a)		2,204,908,631	99.7
Other Assets and Liabilities, Net		6,281,936	0.3

Net Assets		$2,211,190,567	100.0%

Net asset value per share		$15.34

*  Non-income producing security.

(a)	Aggregate cost for federal income tax purposes is $1,884,384,343. Net unrealized appreciation of $358,432,835 consists of unrealized appreciation and depreciation of $472,208,419 and $(113,775,584), respectively.

Note:	Country listed in parenthesis after each company indicates location of headquarters.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2010

COUNTRY WEIGHTINGS

	Equity	Net
	Only	Assets

Japan	21.1%	19.5%
France	14.0	13.0
United States	9.4	8.7
Canada	8.9	8.3
Ireland	8.1	7.5
Spain	8.0	7.4
Brazil	7.2	6.6
United Kingdom	6.2	5.7
Germany	5.6	5.2
Hong Kong	5.2	4.9
Mexico	5.0	4.6
China	1.3	1.2

	100.0%	92.6

Cash, other assets and liabilities, net		7.4

		100.0%

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2010

	Partners	Small-Cap	International
	Fund	Fund	Fund
Assets:
Investments:
Affiliated securities, at market value (cost $520,407,066, $1,327,699,479 and $0, respectively) (Note 2 and 7)	$251,736,369	$1,648,805,114	$–
Other securities, at market value (cost $6,686,464,483, $1,337,469,891 and $1,846,475,796, respectively) (Note 2)	8,322,731,505	1,399,243,558	2,204,908,631

Total Investments	8,574,467,874	3,048,048,672	2,204,908,631
Cash	301	694	612
Receivable for:
Dividends and interest	16,802,413	1,474,007	1,882,541
Fund shares sold	3,032,144	10,571,381	555,320
Securities sold	1,049,578	–	6,352,496
Foreign tax reclaims	–	–	370,138
Prepaid assets	192,825	69,596	58,060

Total Assets	8,595,545,135	3,060,164,350	2,214,127,798

Liabilities:
Payable for:
Fund shares redeemed	3,984,989	1,088,082	346,477
Investment counsel fee (Note 3)	5,466,227	1,977,663	2,221,721
Administration fee (Note 4)	717,506	252,364	185,143
Other accrued expenses	413,692	139,336	183,890

Total Liabilities	10,582,414	3,457,445	2,937,231

	$8,584,962,721	$3,056,706,905	$2,211,190,567

Net Assets:
Net assets consist of:
Paid-in capital	7,829,625,171	2,821,699,563	2,030,202,719
Undistributed net investment income	676,966	452,704	286,189
Accumulated net realized loss on investments and foreign currency	(612,935,741)	(148,324,664)	(177,724,186)
Unrealized gain on investments and foreign currency	1,367,596,325	382,879,302	358,425,845

Net Assets	$8,584,962,721	$3,056,706,905	$2,211,190,567

Net asset value per share	$28.26	$26.52	$15.34

Fund shares issued and outstanding	303,785,180	115,257,395	144,171,148

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	Partners	Small-Cap	International
	Fund	Fund	Fund
Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $1,951,027, $801,316, and $4,281,639 respectively)	$76,963,590	$17,348,145	$44,647,011
Dividends from affiliates (net of foreign tax withheld of $0, $0, and $0 respectively) (Note 7)	–	10,919,359	–
Interest from affiliates (Note 7)	15,009,300	–	–
Interest from non-affiliates	475,600	21,701	7,816

Total income	92,448,490	28,289,205	44,654,827

Expenses:
Investment counsel fee (Note 3)	61,715,981	20,739,643	25,039,243
Administration fee (Note 4)	8,095,464	2,631,952	2,086,603
Transfer agent fees and expenses	1,814,455	531,112	489,339
Prospectus and shareholder reports	735,798	160,297	149,298
Trustees’ fees and expenses	410,001	208,751	208,751
Custodian fees and expenses	188,676	31,500	565,000
Professional fees	149,299	122,299	113,299
Registration fees	75,901	58,649	56,191
Other	258,097	88,849	89,567

Total expenses	73,443,672	24,573,052	28,797,291

Net investment income	19,004,818	3,716,153	15,857,536

Realized and unrealized gain(loss):
Net realized gain(loss):
Non-affiliated securities	769,254,184	127,626,421	89,867,282
Affiliated securities (Note 7)	–	21,217,056	–
Options (Note 11)	(30,368,435)	745,902	–
Forward currency contracts (Note 11)	(1,569,091)	–	(22,232,714)
Foreign currency transactions	27,471	30,069	(11,336)

Net gain	737,344,129	149,619,448	67,623,232

Change in unrealized appreciation(depreciation):
Securities	609,110,654	389,761,404	174,635,288
Options (Note 11)	(17,554,576)	–	–
Forward currency contracts (Note 11)	1,217,420	–	10,787,622
Other assets and liabilities	–	–	65,918

Change in net unrealized appreciation	592,773,498	389,761,404	185,488,828

Net realized and unrealized gain	1,330,117,627	539,380,852	253,112,060

Net increase in net assets resulting from operations	$1,349,122,445	$543,097,005	$268,969,596

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund
	Year Ended December 31,
	2010	2009
Operations:
Net investment income	$19,004,818	$18,021,553
Net realized gain(loss) from investments and foreign currency transactions	737,344,129	(595,543,749)
Net change in unrealized appreciation of securities, other assets, liabilities and forwards	592,773,498	3,520,952,459

Net increase in net assets resulting from operations	1,349,122,445	2,943,430,263

Distributions to shareholders:
From net investment income	(42,284,561)	(3,365,555)

Net decrease in net assets resulting from distributions	(42,284,561)	(3,365,555)

Capital share transactions (Note 6):
Net proceeds from sale of shares	882,269,973	982,559,286
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	39,171,927	3,115,035
Cost of shares redeemed	(1,682,506,175)	(1,675,332,100)

Net increase (decrease) in net assets from fund share transactions	(761,064,275)	(689,657,779)

Total increase in net assets	545,773,609	2,250,406,929
Net assets:
Beginning of year	8,039,189,112	5,788,782,183

End of year	$8,584,962,721	$8,039,189,112

Undistributed net investment income included in net assets at end of year	$676,966	$23,929,238

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

Small-Cap Fund		International Fund
Year Ended December 31,		Year Ended December 31,
2010	2009	2010	2009

$3,716,153	$9,308,629	$15,857,536	$11,288,875
149,619,448	2,379,957	67,623,232	(184,585,996)

389,761,404	842,522,315	185,488,828	602,480,507

543,097,005	854,210,901	268,969,596	429,183,386

(12,596,737)	–	(27,048,211)	–

(12,596,737)	–	(27,048,211)	–

405,332,694	216,229,084	168,424,388	238,931,392

11,670,708	–	25,045,644	–
(391,298,130)	(373,623,919)	(389,660,084)	(543,993,731)

25,705,272	(157,394,835)	(196,190,052)	(305,062,339)

556,205,540	696,816,066	45,731,333	124,121,047

2,500,501,365	1,803,685,299	2,165,459,234	2,041,338,187

$3,056,706,905	$2,500,501,365	$2,211,190,567	$2,165,459,234

$452,704	$9,303,219	$286,189	$11,488,200

See Notes to Financial Statements.

Longleaf Partners Funds
NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners International Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies
Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities.

When market quotations are not readily available, valuations of portfolio securities may be determined in accordance with procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Forward Currency Contracts
Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts
The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings, although they have ceased doing so as a routine practice. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.

Options
The current market value of an exchange traded option is the last sales price. Over-the-counter options are valued in accordance with fair value procedures established by and under the general supervision of the Funds’ Trustees.

Risk of Options
Gains on investment in options may depend on correctly predicting the direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Options written by a Fund do not give rise to counterparty credit risk as they obligate the Fund, not the counterparty, to perform. Purchased over-the-counter (“OTC”) options, however, are subject to the risk of the counterparty failing to honor its obligation under the contract.

Counterparty Risk and Collateral
The Funds have entered in to collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account and comprised of assets specific to each agreement. A Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the shortfall of the collateral pledged against an unrealized gain on appreciated securities.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current period.

The International Fund fee is calculated in accordance with the following schedule:

First $2.5 billion of average daily net assets	1.20%
In excess of $2.5 billion	1.00%

For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities, purchased options and corporate bonds for the period (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$2,660,929,786	$2,728,442,276
Small-Cap Fund	422,574,074	546,116,434
International Fund	555,349,082	901,622,521

Written options not included in the above purchase and sales transactions for the Funds include:

	Partners Fund		Small-Cap Fund
	Contracts	Premiums	Contracts	Premiums

Options outstanding at December 31, 2009	11,000,000	$15,227,485	–	$–
Options written	16,255,585	51,893,347	540,000	940,032
Options closed	(27,255,585)	(67,120,832)	(540,000)	(940,032)

Options outstanding at December 31, 2010	–	$–	–	$–

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2010
	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	34,721,586	16,773,698	12,253,352
Reinvestment of shareholder distributions	1,382,219	437,105	1,628,478
Shares redeemed	(66,050,000)	(16,803,259)	(28,253,441)

	(29,946,195)	407,544	(14,371,611)

	Year Ended December 31, 2009
	Partners	Small-Cap	International
	Fund	Fund	Fund

Shares sold	53,041,125	13,262,919	21,003,427
Reinvestment of shareholder distributions	131,277	–	–
Shares redeemed	(88,314,632)	(22,133,908)	(46,476,116)

	(35,142,230)	(8,870,989)	(25,472,689)

Note 7. Affiliated Issuer

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Each Fund held at least five percent of the outstanding voting stock of the following companies during the year ended December 31, 2010.

	Shares(a) at		Market Value
	December 31,		December 31,
	2010		2010	2009

Partners Fund
Level 3 Communications, Inc.*	142,006,754		$139,166,619	$217,270,334
Level 3 Communications, Inc., 15% Convertible Senior Notes due 1-15-13	100,062,000	(b)	112,569,750	125,077,500

			251,736,369	342,347,834

Small-Cap Fund
Dillard’s, Inc. – Class A	6,575,553		$249,476,481	$166,986,301
DineEquity, Inc.*	2,978,100		147,058,578	72,338,049
Fair Isaac Corporation	6,519,591		152,362,842	153,781,484
Potlatch Corporation	2,688,952		87,525,388	92,037,560
Ruddick Corporation	2,519,000		92,799,960	79,954,920
Service Corporation International	16,088,000		132,726,000	119,645,384
Texas Industries, Inc.	4,390,320		200,988,850	87,968,359
tw telecom inc.*	12,696,830		216,480,951	252,517,964
Vail Resorts, Inc.*	2,134,100		111,058,564	–
Wendy’s/Arby’s Group, Inc.	29,705,000		137,237,100	117,890,640
Worthington Industries, Inc.	6,581,000		121,090,400	86,013,670

			$1,648,805,114	$1,229,134,331

Purchases, sales and income for these affiliates for the year ended December 31, 2010 were as follows:

			Dividend
			or Interest
	Purchases	Sales	Income(c)
Partners Fund
Level 3 Communications, Inc.*	$–	$–	$–
Level 3 Communications, Inc. 15% Convertible Senior Notes due 1-15-13	–	–	15,009,300	(d)

	–	–	15,009,300

			Dividend
			or Interest
	Purchases	Sales	Income
Small-Cap Fund
Dillard’s, Inc. – Class A	$–	$59,460,778	$1,095,632
DineEquity, Inc.*	–	–	–
Fair Isaac Corporation	–	17,286,132	563,376
Potlatch Corporation	1,974,662	10,378,807	–
Ruddick Corporation	–	22,219,263	1,446,155
Service Corporation International	13,441,011	1,480,678	2,317,989
Texas Industries, Inc.	66,121,166	–	1,161,664
tw telecom inc.*	–	37,657,976	–
Vail Resorts, Inc.*	82,109,756	–	–
Wendy’s/Arby’s Group, Inc.	20,868,178	–	1,702,143
Worthington Industries, Inc.	–	–	2,632,400

	$184,514,773	$148,483,634	$10,919,359

*  Non-income producing

(a)	Common stock unless otherwise noted.
(b)	Principal amount.
(c)	Dividend income unless otherwise noted.
(d)	Interest income.

Note 8. Illiquid Security

The Partners Fund owns $100,062,000 principal amount of Level 3 Communications, Inc. 15% Convertible Senior Notes due 1-15-13. These notes were acquired directly from Level 3 in an offering registered on Form S-3 under the Securities Act of 1933, and the notes have likewise been registered for resale on Form S-3. Due to the lack of an active trading market, all or a portion of this position may be illiquid. These Level 3 notes represent 1.3% of the Partners Fund’s net assets at December 31, 2010 and are valued by a pricing service using publicly observable inputs (See Note 2).

Note 9. Related Ownership

At December 31, 2010, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

Partners Fund	303,785,180	5.8%
Small-Cap Fund	115,257,395	9.6
International Fund	144,171,148	13.7

Note 10. Fair Value Measurements and Disclosures

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds’, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

A summary of the inputs used in valuing the Funds’ net assets as December 31, 2010 follows:

	Level 1	Level 2	Level 3	Total Value

Partners Fund
Common Stocks	$7,969,773,124	$–	$–	$7,969,773,124
Corporate Bonds	–	112,569,750	–	112,569,750
Options	–	205,625,000	–	205,625,000
Short-Term Obligations	286,500,000	–	–	286,500,000

Total	$8,256,273,124	$318,194,750	$–	$8,574,467,874

Small-Cap Fund
Common Stocks	$2,896,555,047	$–	$–	$2,896,555,047
Short-Term Obligations	151,493,625	–	–	151,493,625

Total	$3,048,048,672	$–	$–	$3,048,048,672

International Fund
Common Stocks	$2,048,242,756	$–	$–	$2,048,242,756
Short-Term Obligations	156,665,875	–	–	156,665,875

Total	$2,204,908,631	$–	$–	$2,204,908,631

Between the years ended December 31, 2009 and 2010, application of standing Board valuation procedures related to non-U.S. securities triggered reclassifications from Level 2 to Level 1 Common Stock of $748,497,588, $109,877,345 and $1,405,451,647 in the Partners, Small-Cap and International Funds, respectively.

Note 11. Derivatives Instruments

During the year ended December 31, 2010, the Funds invested in three types of derivative instruments: written covered call options, purchased call options and foreign currency contracts.

We wrote covered calls in the Partners and Small-Cap Funds. We sold calls against current underlying stock positions either (1) near our assessment of fair value when we believed the premium captured more than compensated us for parting with the upside appreciation of the security above the strike price or (2) whose weighting in the portfolio at a stock price equal to the strike price would have merited a reduction in the position size for risk management purposes. As such — both for valuation and portfolio management reasons — sales of calls served as a method of exit from all or a part of the underlying position. We received a premium to do what we would have otherwise done for free — part with all or a portion of our position at a given price. In practice, this strategy was managed in tandem with price movements in the underlying stock. Some calls were closed before expiration in response to changes in portfolio strategy or to capture gains on price declines. Each transaction was evaluated on an individual basis. No written call positions remained open at December 31, 2010 and the isolated operational impact of these transactions for the year was (3.01)% and 0.14% of the “Net increase in net assets resulting from operations (“operating results”) in the Partners and Small-Cap Funds, respectively.

In the Partners Fund, we purchased call options with five year maturities on Dell, Inc. By selling a portion of the underlying equity position to pay for the very in-the-money options with extended maturities, we secured significant additional exposure to the stock at very low long-term interest rates. Our maximum loss exposure is limited to the premium paid for the options. At December 31, 2010, the depreciation associated with the calls represented (0.54)% of the Partners Fund’s operationing results.

In late 2009, the Funds ended the routine practice of hedging foreign currency exposure while retaining the flexibility to hedge on a case-by-case basis. All forward currency contracts held at December 31, 2009 were closed in 2010. Limited hedging activity related to specific holdings occurred during the year and all contracts were closed at December 31, 2010. The impact to the operating results of the Partners and International Funds for the year was (0.03)% and (4.26)%, respectively.

At December 31, 2010, the only derivatives held by the Funds were the purchased call options on Dell, Inc. in the Partners Fund. They appear in the Portfolio of Investments at their fair value of $205,625,000 which is included in the total of “Other securities, at market value” on the Statement of Assets and Liabilities.

The realized and unrealized gains (losses) associated with the derivative activity in 2010 are presented in the financial statements as follows:

	Location of Gain (Loss)
	on Statement of Operations
	Partners	Small-Cap	International
Net realized gain (loss):
Written Options	$(30,368,435)	$745,902	$–
Forward currency contracts	(1,569,091)	–	(22,232,714)

	(31,937,526)	745,902	(22,232,714)

Change in unrealized appreciation (depreciation):
Written Options	(10,302,485)	–	–
Purchased Options	(7,252,091)	–	–
Forward currency contracts	1,217,420	–	10,787,622

	$(16,337,156)	$–	$10,787,622

Footnote 2, “Significant Accounting Policies,” contains additional information regarding the Funds’ risks associated with options and forward currency contracts.

Note 12. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions were subject to tax as follows:

	Year Ended December 31, 2010
	Partners	Small-Cap	International

Ordinary income	$42,284,561	$12,596,737	$27,048,211

	Year Ended December 31, 2009
	Partners	Small-Cap	International

Ordinary income	$3,365,555	$–	$–

The tax-basis components of net assets at December 31, 2010 were as follows:

	Partners	Small-Cap	International

Unrealized appreciation	$2,057,152,938	$717,851,026	$434,299,490
Unrealized depreciation	(945,768,109)	(336,890,426)	(113,782,574)

Net unrealized appreciation	1,111,384,829	380,960,600	320,516,916
Tax loss carryforwards expiring:
12-31-15	–	(67,418,253)	–
12-31-16	(356,724,245)	(78,987,709)	(177,724,186)
Undistributed ordinary income	676,966	452,704	38,195,118
Paid-in capital	7,829,625,171	2,821,699,563	2,030,202,719

	$8,584,962,721	$3,056,706,905	$2,211,190,567

The following permanent reclassifications were made between capital accounts to reflect the tax character of foreign currency transactions. These reclassifications did not affect results of operations or net assets.

	Partners	Small-Cap	International

Undistributed net investment income	$27,471	$30,069	$(11,336)
Accumulated net realized gain on investments and foreign currency	(27,471)	(30,069)	11,336

The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2007-2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Intentionally Left Blank

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset	Net	Securities	Total	Dividends	butions
	Value	Investment	Realized	From	from Net	from
	Beginning	Income	and	Investment	Investment	Capital
	of Period	(Loss)	Unrealized	Operations	Income	Gains
Partners Fund
Year ended December 31,
2010	$24.09	$.07	$4.24	$4.31	$(.14)	$–
2009	15.69	.06	8.35	8.41	(.01)	–
2008	33.16	.03	(16.80)	(16.77)	(.03)	(.67)
2007	34.86	.07	(.12)	(.05)	(.07)	(1.58)
2006	30.97	.14	6.53	6.67	(.14)	(2.64)

Small-Cap Fund
Year ended December 31,
2010	21.77	.03	4.83	4.86	(.11)	–
2009	14.58	.08	7.11	7.19	–	–
2008	27.04	.08	(11.97)	(11.89)	(.08)	(.44)
2007	30.12	.14	.93	1.07	(.14)	(4.01)
2006	27.02	.50	5.49	5.99	(.56)	(2.33)

International Fund
Year ended December 31,
2010	13.66	.12	1.75	1.87	(.19)	–
2009	11.09	.07	2.50	2.57	–	–
2008	19.78	.04	(7.93)	(7.89)	(.04)	(.74)
2007	18.91	(.01)	2.95	2.94	–	(2.07)
2006	17.36	.02	2.89	2.91	(.01)	(1.35)

(a)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.

Longleaf Partners Funds
FINANCIAL HIGHLIGHTS

						Ratio of
					Ratio of	Net
Distri-		Net			Expenses	Investment
butions		Asset		Net Assets	to	Income
from	Total	Value		End of	Average	(Loss) to	Portfolio
Return of	Distri-	End of	Total	Period	Net	Average	Turnover
Capital	butions	Period	Return(a)	(thousands)	Assets	Net Assets	Rate

$–	$(.14)	$28.26	17.89%	$8,584,963	.91%	.23%	36.72%
–	(.01)	24.09	53.60	8,039,189	.91	.26	28.54
–	(.70)	15.69	(50.60)	5,788,782	.90	.14	29.68
–	(1.65)	33.16	(0.44)	11,231,099	.89	.20	15.17
–	(2.78)	34.86	21.63	10,871,594	.90	.45	18.98

–	(.11)	26.52	22.32	3,056,707	.93	.14	16.67
–	–	21.77	49.31	2,500,501	.95	.45	12.93
(.05)	(.57)	14.58	(43.90)	1,803,685	.93	.37	22.61
–	(4.15)	27.04	2.80	3,536,052	.91	.49	28.28
–	(2.89)	30.12	22.33	3,447,285	.92	1.87	34.90

–	(.19)	15.34	13.69	2,211,191	1.38	.76	27.80
–	–	13.66	23.17	2,165,459	1.59	.55	20.15
(.02)	(.80)	11.09	(39.60)	2,041,338	1.60	.27	43.94
–	(2.07)	19.78	15.29	3,902,820	1.57	(.04)	30.44
–	(1.36)	18.91	17.07	3,254,538	1.61	.09	24.30

Appendix A

SOUTHEASTERN ASSET MANAGEMENT, INC.
LONGLEAF PARTNERS FUNDS
PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

As an investment adviser registered with the Securities and Exchange Commission under Section 203 of the Investment Advisers Act of 1940 (the “Advisers Act”), Southeastern Asset Management, Inc. (“Southeastern”) must adopt and implement written policies and procedures that are reasonably designed to ensure that Southeastern votes client securities in the best interest of clients. The proxy voting policies and procedures set forth herein (the “Proxy Policy”) are an update to policies and procedures followed by Southeastern for many years and have been revised to comply with the terms of Rule 206(4)-6 under the Advisers Act. The Proxy Policy sets forth the general principles to be applied in voting proxies of companies held in client portfolios, and is intended for distribution to all clients for informational and disclosure purposes.

In addition, Southeastern has been granted discretionary authority to manage the assets of the separate series of Longleaf Partners Funds Trust (“Longleaf”), an open-end management investment company registered with the SEC under the Investment Company Act of 1940 (the “40 Act”). Pursuant to its discretionary authority to manage Longleaf’s assets, and under the supervision of the Longleaf Boards of Trustees, Southeastern votes proxies of companies held in Longleaf’s portfolios. Effective August 1, 2003, the Boards of Trustees of Longleaf’s three series have authorized Southeastern to vote securities in the Longleaf Partners Funds according to this updated Proxy Policy, and instructed Southeastern as Administrator of the Funds to implement for Longleaf the procedures necessary to comply with proxy rules applicable to investment companies under the 40 Act. Accordingly, Southeastern will make disclosure of Longleaf’s proxy voting record on Form N-PX, when and as required by Investment Company Act Rule 30b1-4, and will disclose in Longleaf’s public filings information regarding the proxy policies applicable to Longleaf, as required by Items 13(f), 22(b)7, and 22(c)5 of Form N-1A.

I.

INFORMATION AVAILABLE TO CLIENTS AND
LONGLEAF SHAREHOLDERS

In order to comply with Adviser’s Act Rule 206(4)-6(c), Southeastern will describe these proxy voting policies and procedures in Part II of its Form ADV, an updated copy of which will be provided to all existing private account clients and all new clients prior to their conducting business with Southeastern. Upon request, Southeastern will provide any private account client with a copy of these proxy voting policies and procedures as well as complete information on how Southeastern voted proxies of companies in the client’s portfolio.

Shareholders of the Longleaf Partners Funds may find a description of this Proxy Policy in the Funds’ Statement of Additional Information (SAI). The SAI may be obtained free of charge from the Funds’ website, www.longleafpartners.com, by calling (800) 445-9469 or on the Securities and Exchange Commission website, www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website, www.longleafpartners.com, by calling (800) 445-9469, or on the Funds’ Form N-PX available on the Securities and Exchange Commission website, www.sec.gov.

II.

STATEMENT OF GENERAL POLICIES AFFECTING PROXY VOTING

Proposal Must Benefit Shareholders.  One of the principles used by Southeastern in selecting stocks for investment is the presence of shareholder-oriented management. This is defined as management which takes actions and supports policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. As a result, all proposals submitted for shareholder approval are analyzed in light of their long-term benefit to current shareholders.

Management Must Be Responsive.  Southeastern’s portfolio management group is active in meeting with top management of portfolio companies and in discussing its views on policies or actions which could enhance shareholder value. To facilitate such discussions, Southeastern may convert a Schedule 13G filing (which is used by passive institutional investors) to a Schedule 13D filing in order to be more active in encouraging management of a company to take particular steps which could further enhance shareholder value. Whether management of a company will consider reasonable shareholder suggestions is a factor to be taken into consideration in proxy voting.

General Policies With Respect to Routine Proposals.  Under the statutes of its state of incorporation, a company usually must hold meetings of shareholders annually for the purpose of electing or re-electing directors. In addition, the Securities and Exchange Commission requires that publicly held corporations ratify the selection of the independent auditing firm each year if an annual meeting of shareholders is being held. In many situations, these two matters are the only matters submitted to shareholders for a vote at the company’s Annual Meeting of Shareholders and are therefore viewed by the investment community as being routine in nature. Southeastern’s general policy is to support the Board’s recommendations to vote in favor of these annually recurring matters, particularly where the Board has a record of supporting shareholder rights and is otherwise shareholder oriented.

Exceptions to General Policy.  In some circumstances, Southeastern may oppose the routine re-election of a Board of Directors. As a technical matter, a shareholder opposed to re-election must express such opposition by voting the proxy for purposes of establishing the presence of a quorum, but “withholding” the vote for a particular director or the entire slate of directors. Using this procedure, Southeastern may withhold the vote for re-election of the Board in circumstances such as the following:

•	A Board of Directors may have adopted policies or taken actions during the prior year which are within its discretionary authority and, as such, are not matters which must be submitted to shareholders for approval. If such policies or actions have the effect of limiting or diminishing shareholder value, Southeastern may voice its opposition to the Board’s positions by withholding the votes for re-election of the Board or any director.

•	There may be situations where top management of a company, after having discussions with Southeastern’s portfolio management group and perhaps with other institutional shareholders, may have failed or refused to adopt policies or take actions which would enhance shareholder value. Depending on the circumstances, Southeastern may also exercise its proxy voting authority by withholding an affirmative vote for re-election of the Board.

General Policies With Respect to Special Management Proposals.  In addition to election or re-election of directors and ratification of the selection of auditors, there may be additional, specific management proposals submitted to shareholders for approval. Southeastern’s general policy is to vote in favor of specific or non-recurring proposals submitted where such proposals are reasonable and appear to be in the best interest of shareholders.

Exceptions to General Policy.  There may be situations where a Board of Directors has submitted to shareholders for approval various amendments to the corporate charter or other specific proposals which have the effect of restricting shareholder rights or otherwise diminishing shareholder value. Southeastern may decide to oppose these specific proposals and, as an integral part of such opposition, may also oppose the re-election of the Board of Directors. In the alternative, Southeastern may vote against the special proposals but may vote in favor of re-election of the Board where the Board is otherwise shareholder-oriented and the special proposals do not materially harm shareholder rights.

General Policies With Respect to Shareholder Proposals.  There may be situations when a company’s proxy statement contains minority shareholder proposals, which might include eliminating staggered terms for members of boards of directors, eliminating other anti-takeover defenses, adopting cumulative voting rights, or establishing operating rules or policies which are of primary interest to special interest groups. Southeastern votes these proposals on a case-by case basis with the primary objective of supporting corporate operating policies which provide the maximum financial benefit to shareholders. In Southeastern’s opinion, if a company’s management has demonstrated that it is shareholder-oriented by adopting operating policies and procedures which are beneficial to shareholders, Southeastern may oppose minority shareholder proposals, particularly when the adoption of such proposals could inhibit normal operations or might be disruptive.

III.

DISCUSSION OF SPECIFIC CORPORATE POLICIES AND PROPOSALS

The determination as to whether a particular policy or shareholder proposal is likely to enhance or diminish shareholder wealth may be relatively clear or, in the alternative, could be subjective. Below is a list of specific issues which may be presented for a vote and how Southeastern is likely to treat such matters. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Southeastern does not vote in strict adherence to the guidelines set forth below. In addition, the discussion is not exhaustive and does not include all potential voting issues. To the extent issues are not covered by this Proxy Policy, or in situations where Southeastern does not vote as described below, Southeastern will be governed by what it considers to be in the best interests of its clients.

•	“One share, one vote.”

Explanation.  Southeastern believes that good corporate governance usually requires that all shareholders have an equal voice in electing a Board of Directors and in voting on other proposals submitted to shareholders. Southeastern generally would oppose proposals to create separate classes of shares with disproportionate voting rights which may be designed primarily to empower shareholders affiliated with existing management at the expense of non-management affiliated shareholders. Recognizing that certain corporate finance proposals may require that new shareholders receive stronger voting rights or more beneficial conversion rights in consideration for the price per share of a new offering, Southeastern would give consideration to supporting reasonable disproportionate voting or conversion rights in situations where the proposal would raise necessary capital without undue dilution of the voting or ownership rights of existing shareholders.

•	Reasonable Stock Option Plans and Reasonable Cash Incentives.

Explanation.  Southeastern believes that management of a portfolio company will tend to make decisions and support policies which enhance shareholder wealth if management is a significant owner of the company. In addition, management will tend to be shareholder oriented if a primary method of ongoing management compensation is through the granting of options for the purchase of additional shares rather than through the award of substantial cash bonuses. Recognizing that compensation derived solely from stock options could be dilutive over time, Southeastern believes that there should be an appropriate balance between stock option grants and cash compensation, and that both should be related to the achievement of overall corporate profitability. Southeastern will therefore favor the adoption or continuation of reasonable, non super-dilutive stock option plans and will support the election of directors who couple granting of stock options and annual cash compensation with improved corporate profitability.

•	Super-dilutive Stock Option Plans.

Explanation.  Stock option plans with excessively large authorizations to issue additional shares at the discretion of the Board of Directors can be harmful to existing shareholders in two respects. First, such plans may be used to increase the ownership position of current management on terms and conditions not available to non-management affiliated minority shareholders; second, such plans may be used to ward off a hostile takeover by issuing additional shares to current management on a basis which is more favorable than is available to other shareholders. The appropriate number of unissued shares allocated to a stock option plan as a percentage of outstanding shares may vary and can be discretionary, depending on the circumstances. Southeastern generally will oppose the adoption of stock option plans providing for unusually large share authorizations which appear to exceed the needs for reasonable executive compensation.

•	Reasonable Employment Contracts and “Golden Parachutes.”

Explanation.  To retain effective top management teams, a company needs to provide protection against the fear of preemptory dismissal should a hostile takeover attempt be successful. Although Southeastern generally opposes structural anti-takeover measurers, it will support a Board of Directors which enters into employment contracts for limited, rolling time periods (such as 3 years), and provides reasonable “parachutes” or termination compensation for an effective top management group.

•	Share Repurchase Programs.

Explanation.  During periods when a portfolio company’s shares are materially underpriced, the best allocation of capital may be the repurchase of shares rather than expansion of the company’s businesses or an increase in corporate dividends. Shrinkage of the company’s common capitalization can have the effect of substantially increasing shareholder wealth for those shareholders able to continue their investment. Southeastern will accordingly support Boards of Directors entering into share repurchase programs during periods when common shares are materially underpriced.

•	Cumulative Voting and Pre-emptive Rights.

Explanation.  Cumulative voting enables minority shareholders, including an investment adviser casting votes for its clients, to aggregate the number of votes available for all directors and assign these votes to a single director. Thus, some minority shareholders might own sufficient shares to be able to elect a designated representative to the Board, and thereby achieve a larger voice in the corporate management process. The presence of pre-emptive rights preserves a right of first refusal for existing shareholders to acquire newly issued shares on the same terms as the shares might be offered to a majority or control group, thereby enabling minority shareholders to maintain the same pro-rata percentage of voting control.

The charters of most corporations formed in recent years do not contain provisions for cumulative voting or pre-emptive rights. Because these provisions protect the rights of minority shareholders, Southeastern would usually oppose a proposal for elimination of such rights in situations where they presently exist.

•	“Blank Check” Preference Stock.

Explanation.  “Blank Check” preference stock allows a Board of Directors, without subsequent shareholder approval, to issue unlimited series of preference stock under terms and conditions determined wholly by the Board. Such terms and conditions may include preferential voting rights, dividends, and conversion rights which could be substantially dilutive for common shareholders. Such preference shares could also be issued by the Board to support questionable corporate financing proposals or as an anti-takeover measure. Because of the potential for dilution of common shareholders, Southeastern will generally oppose the adoption of “blank check” preference stock provisions.

•	“Greenmail” Share Repurchases.

Explanation.  Unlike normal share repurchase programs which are implemented when a company’s shares are materially underpriced, “greenmail” repurchases of outstanding shares are usually made at inflated share prices for the purpose of eliminating a potential acquirer. As a result, such “greenmail” payments usually have both the immediate and long-term effect of limiting rather than enhancing shareholder value and may interfere with natural market forces. Southeastern will generally oppose the re-election of Boards of Directors which engage in “greenmail” repurchases in circumstances which would not enhance long-term shareholder value.

•	Structural Anti-takeover Defenses.

Explanation.  In most situations, the adoption of anti-takeover defenses which become part of the corporation’s organizational structure have the effect of limiting natural market forces on the trading price of a company’s stock. Such structural or permanent provisions include the following: staggered terms for the Board of Directors, under which Board terms run for more than one year and less than all directors are elected each year; supermajority shareholder approval for merger or acquisition proposals not approved by the Board of Directors; and adoption of “poison pills” designed to damage the capital structure of either the acquiring or the acquired corporation in a non Board approved merger or takeover.

Southeastern generally will oppose the adoption of these types of structural anti-takeover defenses, and would generally favor their removal in corporate charters where they presently exist. There may be exceptions to this policy, however, if management has demonstrated that it pursues policies to create shareholder value and is otherwise shareholder-oriented.

•	Right to Call Meetings

Explanation.  Southeastern generally opposes proposals seeking to limit the ability of shareholders to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value.

•	Mergers, Acquisitions, Reorganizations, and other Transactions

Explanation.  Shareholders may be faced with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, that may require shareholder consent. Voting on such proposals involves considerations unique to each transaction, so Southeastern votes such matters on a case-by-case basis.

•	Environmental, Social, and Ethical Issues

Explanation.  Southeastern recognizes the overall benefit that is provided to society in general when its portfolio companies act in a responsible manner as a good corporate steward in areas of environmental, social and ethical matters. Therefore, as a general policy, Southeastern will be supportive of and vote in favor of proposals that, in

Southeastern’s opinion, would further such causes. However, such areas can be highly subjective and can, at times, be in conflict with what we consider to be in the long-term best interests of the shareholders. Therefore, Southeastern will give due regard to such proposals and will consider these matters on a case-by-case basis.

IV.

SOUTHEASTERN’S PROXY VOTING PROCEDURES

Monitoring for Proxies and Corporate Actions.  Southeastern has implemented procedures designed to ensure that it receives the proxies and corporate actions for which it is responsible, and that these proxies and corporate actions are reconciled with the reported holdings of its clients as of the record date for voting, and then voted prior to applicable deadlines.

Regarding proxies, Southeastern has hired a third-party service provider to assist in monitoring for meetings. Each business day, Southeastern sends an updated file of holdings in each client portfolio where Southeastern has voting discretion to this administrator. The administrator has undertaken the task of collecting ballots and notifying Southeastern of all record and meeting dates for these holdings. In addition, Southeastern maintains its own list of record and meeting dates for client holdings, as a back-up and “check.” Upon notification of upcoming meetings, Southeastern’s Proxy Coordinator identifies all clients who hold the security as of the record date, and the number of shares held. It is the Proxy Coordinator’s job to ensure that voting decisions are made with respect to each client account and that such decisions are transmitted prior to applicable deadlines. The administrator assists and follows through with the implementation of Southeastern’s voting decisions for each of its client accounts where voting discretion has been granted.

It should be noted that if Southeastern or its clients enter into a securities lending arrangement with respect to securities in a client’s portfolio, Southeastern may not be able to vote proxies on those particular shares. In addition, with respect to foreign holdings, record and meeting dates may be announced with very little time to respond. In such circumstances, Southeastern makes its best effort to respond in a timely manner. In some foreign markets, shareholders who vote proxies are not able to sell in the company’s stock within a given period of time surrounding the meeting date. Southeastern coordinates voting such proxies with its trading activity, and in some cases may not vote such proxies where doing so would impair its trading flexibility. Southeastern may also refrain from voting where shares of a particular holding have been sold out of all client accounts prior to the meeting date. In summary, Southeastern may refrain from voting in situations where the cost of voting exceeds the expected benefit.

Regarding corporate transactions, information is available from a number of sources. Information usually comes first to the Southeastern portfolio management group and specifically to the particular co-manager or analyst primarily responsible for the portfolio holding. This information generally comes through press releases reported on electronic media services or in financial media such as The Wall Street Journal. In addition, Southeastern personnel routinely monitor news and events relating to portfolio holdings of clients, and accordingly learn of corporate actions which may require a response. Similarly, custodian banks receiving notification of corporate actions from issuers in turn notify Southeastern. Not all corporate actions require a response (such as dividend payments or stock splits), and Southeastern will not normally respond where the default action is the desired outcome. Corporate actions which do require a response are handled by Southeastern’s Director of Client Accounting or her designee.

Decisions on Proxy Voting.  Proxy Statements issued by portfolio companies are reviewed by the investment analyst assigned responsibility for the particular portfolio company. Proxies are voted in accordance with the general policies as described in Part II above. Any internal recommendation to consider voting in a manner contrary to the recommendations of the company’s Board of Directors is presented to Southeastern’s CEO or President for final decision before implementation. In addition, a conflict of interest review is performed with respect to each vote (see “Conflicts of Interest” below).

Attendance at Shareholders’ Meetings.  A representative of Southeastern may attend shareholders meetings where there are special or unusual issues to be presented to shareholders. If Southeastern has determined to oppose management’s position, the representative may vote the shares of its clients in person rather than using the normal proxy voting procedures to return proxies to management.

Conflicts of Interest.  Occasions may arise where Southeastern or one of its personnel could have a conflict of interest with respect to a particular proxy vote. For example, there may be occasions where Southeastern has invested client assets in a company for which Southeastern also provides investment management services, or one of Southeastern’s clients may have a material interest in the outcome of a vote. It is also possible that Southeastern’s personnel may have a personal conflict of interest with respect to a vote, such as familial relationship with company management.

Southeastern considers potential conflicts of interest with respect to each voting decision. Any individual participating in a voting decision who has a personal conflict of interest shall disclose that conflict to the Proxy Coordinator and the Proxy Conflict Committee for review, and shall otherwise remove himself or herself from the proxy voting process. In addition, personnel involved in voting decisions must consider any Southeastern conflict of interest and report such conflicts to the Proxy Coordinator and the Proxy Conflict Committee, which also separately considers conflicts of interest which may be applicable to a vote. Before the Proxy Coordinator can submit voting decisions for execution, a representative of the portfolio management team and two representatives of the Proxy Conflict Committee must initial Southeastern’s internal proxy form indicating that they are not aware of a conflict of interest.

In cases where a conflict of interest has been identified, Southeastern’s Proxy Conflict Committee will prepare a report prior to execution of a voting decision which contains the following:

•	the nature of the conflict;

•	an evaluation of the materiality of the conflict; and

•	if the conflict is material, the procedures used to address the conflict.

Three out of four members of the Proxy Conflict Committee must approve the report. Such reports will be kept pursuant to the policies set forth under “Record Retention” below.

If a conflict is material, Southeastern will attempt to disclose the conflict to affected clients, including private account clients and/or the Longleaf Partners Funds’ Boards of Trustees, and either obtain consent to vote on a given voting occasion or vote in accordance with instructions from the client and/or Longleaf Board of Trustees. Where consent has been given for Southeastern to vote, it will treat a proxy vote as it would any other and vote according to the principles stated herein, with the governing principle being what is in the best interest of the company’s shareholders. If Southeastern is not able to reach affected clients in time to obtain consent, or obtaining consent is not otherwise feasible, Southeastern may vote in accord with guidance provided by a proxy service provider independent of Southeastern.

In evaluating the materiality of a conflict, Southeastern will consider a number of factors, including:

•	whether Southeastern has been solicited by the person or entity creating the conflict;

•	whether the size of Southeastern’s business relationship with the source of the conflict is material in light of Southeastern’s total business;

•	whether Southeastern’s voting power or voting decision is material from the perspective of the source of the conflict;

•	other factors which indicate Southeastern’s voting decision has not been impaired or tainted by the conflict.

If Southeastern concludes that the conflict is not material, the conflict of interest report will state the basis for this determination, and Southeastern will vote in the manner it deems in its clients’ best interest.

Record Retention.  As required by Adviser’s Act Rule 204-2(c)(2), Southeastern maintains with respect to its clients:

•	copies of its proxy policies and procedures;

•	copies of proxy statements received regarding client securities (Southeastern will either keep a copy, rely on a copy obtained from the SEC’s EDGAR system, or will hire a third-party service provider to retain copies and provide them promptly upon request);

•	a record of each vote cast on behalf of a client (Southeastern will either retain this record itself or hire a third-party service provider to make and retain such records and provide them promptly upon request);

•	copies of documents created by Southeastern that are material to a voting decision or that memorialize the basis for the decision (including conflict of interest reports);

•	copies of each written client request for information on how Southeastern voted on behalf of a client, and a copy of Southeastern’s written response to any written or oral client request for information on how Southeastern voted its proxy.

Adopted August 1, 2003
Amended December 18, 2006
Amended December 4, 2007
Amended June 9, 2008
Amended December 17, 2010

Investment Counsel
Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(901) 761-2474

Transfer, Dividend, and Pricing Agent
BNY Mellon Asset Servicing (US), Inc.
4400 Computer Drive
Westborough, MA 01581
For Information about your account,
call (800) 445-9469

Custodian
State Street Bank & Trust Company, Boston, MA

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Baltimore, MD and Boston, MA

No person has been authorized to give any further information or make any representations other than those contained in the Prospectus or this Statement of Additional Information. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund, its Investment Counsel, or its Administrator. This Prospectus does not constitute an offering in any state where such an offering may not be lawfully made.

Longleaf Partners Funds ®

Managed By:
Southeastern Asset
Management, Inc.
6410 Poplar Ave.
Suite 900
Memphis, TN 38119
(800) 445 -9469
www.longleafpartners.com

LONGLEAF PARTNERS FUNDS®

STATEMENT OF
ADDITIONAL INFORMATION
May 1, 2011

LONGLEAF PARTNERS FUND

LONGLEAF PARTNERS
SMALL-CAP FUND

LONGLEAF PARTNERS
INTERNATIONAL FUND

Managed by
Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119

TELEPHONE (800) 445-9469
www.longleafpartners.com